Exhibit 10.24

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (the "Agreement") dated as of the 8th day of May 2001, is entered into by and among NEXIQ Technologies, Inc., ("NEXIQ") a New Hampshire corporation (NEXIQ shall also be referred to as the "Buyer"), and Motorola, Inc. ("Motorola"), a Delaware corporation with an address of 6501 William Cannon Drive, West Austin, TX 78735; James C. Griffin, Jr. ("Griffin") who resides at 4702 Chandler Ct., Iowa City, IA 52245, Robert Hering ("Hering") who resides at 918 Bluffwood Drive, Iowa City, IA 52245; Dan Marquardt ("Marquardt") who resides at 2020 Diamond Ridge Road SE, Cedar Rapids, Iowa 52403; Hass Machlab ("Machlab") who resides at 2680 Glenn Hollow Court, Coralville, IA 52241; William J. Callahan ("Callahan") who resides at 620 Northwood Street, Iowa City, IA 52245; Ronald E. Stahlberg ("Stahlberg") who resides at 1616 5th St., #2, Coralville, IA 2241; Gregory A. Dils ("Dils") who resides at 352 Oriole Court, Tiffin, IA 52340; Mark G. Brown ("Brown") who resides at 1914 Bristol Drive, Iowa City, Iowa 52245; and J. Jay Lash ("Lash") who resides at 905 East 4th Street, Vinton, IA 52349 (Motorola, Griffin, Hering, Marquardt, Machlab, Callahan, Stahlberg, Dils, Brown and Lash are each a "Seller" and collectively referred to as the "Sellers"), and Diversified Software Industries, Inc. (the "Company"), an Iowa corporation.

RECITALS

WHEREAS, the Sellers collectively own all of the issued and outstanding shares of every class of the stock of the Company in such respective shares as described on Exhibit A.

WHEREAS, the Sellers desire to sell and the Buyer desires to purchase, on the terms and conditions set forth below, all of the issued and outstanding shares of every class of the stock of the Company.

WHEREAS, the parties intend that the stock-for-stock transaction contemplated hereby would be a tax-free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code").

NOW THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto, intending to be legally bound, agree as follows:

1. DEFINITIONS.

Unless the context otherwise requires, the following terms shall have the following meanings in this Agreement, the Exhibits and Disclosure Schedules hereto, and such definitions shall be equally applicable to both the singular and plural forms of any of the terms herein defined:

1.1 "Affiliate" shall mean any Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, another Person. The term "control" means the possession, directly or indirectly, of more than fifty percent (50%) of the voting interests of the Person.

1.2 "Best Efforts" shall mean the efforts that a prudent Person desirous of achieving the result would use in similar circumstances to ensure that such result is achieved as expeditiously as possible.

1.3 "Business Day" shall mean any day other than a Saturday, Sunday or other day on which banks in Manchester, New Hampshire are required by law to close or are permitted to close.

1.4 "Buyer" shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

1.5 "Claims" shall mean all liabilities, demands, claims, actions or causes of action, regulatory, legislative or judicial proceedings or investigations, assessments, levies, losses, fines, penalties, damages, costs and expenses, including, without limitation, reasonable attorneys', accountants', investigators', and experts' fees and expenses, sustained or incurred in connection with the defense or investigation of any such Claim.

1.6 "Closing" shall have the meaning provided therefor in Section 2.3.

1.7 "EBITDA" shall mean earnings before interest, taxes, depreciation and amortization.

1.8 "Fraud" shall mean a false representation of a matter of fact which is intended to deceive another person and does so.

1.9 "GAAP" shall mean generally accepted United States accounting principles, applied on a basis consistent with the basis on which the Company's Financial Statements and the other financial materials and statements described in Section 4.17 were prepared.

1.10 "Knowledge." The phrase "to the Buyer's knowledge" and phrases with similar language or effect shall mean the actual knowledge of a member of the Board of Directors of the Buyer or an executive officer of the Buyer. The phrases "to Seller's knowledge," "known by the Sellers" and phrases with similar language or effect shall mean the actual knowledge of any of the Sellers. The phrases "to Company's knowledge," "known by the Company" and phrases with similar language or effect shall mean the actual knowledge of a member of the Company's Board of Directors or an executive officer of the Company.

1.11 "Material Adverse Effect" means any change, circumstance, or effect that, individually or in the aggregate with all other changes, circumstances or effects, is or is reasonably likely to be materially adverse to (a) the properties, business, operations, profits or condition (financial or otherwise) of the party and its Subsidiaries taken as a whole, (b) the ability of the party or any Subsidiary to perform its obligations under this Agreement or any of the other transaction documents contemplated hereby, or (c) the legality, validity or enforceability of any party's material obligations under this Agreement or any of the other transaction documents contemplated hereby.

1.12 "NEXIQ Shares" shall mean the common stock, $.01 par value, of the Buyer.

1.13 "Person" shall mean an individual, a partnership, corporation, limited liability company, limited liability partnership, trust or unincorporated organization, and a government or agency or authority or political subdivision thereof.

1.14 "Registerable Securities" shall mean (i) NEXIQ Shares held by a Seller after giving effect to the transactions contemplated by this Agreement; and (ii) NEXIQ Shares issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any securities described in clause (i) or this clause (ii) of this definition. Notwithstanding the foregoing, Registerable Securities shall not include any securities sold by a Seller to the public either pursuant to a registration statement or Rule 144.

1.15 "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor law, and regulations and rules issued pursuant to that Act or successor law.

1.16 "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor law, and regulations and rules issued pursuant to that Act or successor law.

1.17 "Sellers" shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

1.18 "Shares" shall have the meaning assigned to such term in Section 2.1 of this Agreement.

1.19 "Subsidiary" shall mean, with respect to any Person (the "Owner"), any corporation or other Person of which securities or other interests having the power to elect a majority of that corporation's or other Person's board of directors or similar governing body, or otherwise having the power to direct the business and policies of that corporation or other Person (other than securities or other interests having such power only upon the happening of a contingency that has not occurred) are held by the Owner or one or more of its Subsidiaries.

1.20 "Taxes" shall mean any tax (including any income tax, capital gains tax, value-added tax, sales tax, property tax, gift tax, employment tax, payroll tax or estate tax), levy, assessment, tariff, duty (including any customs duty), deficiency, or other fee, and any related charge or amount (including any fine, penalty, interest, or addition to tax), imposed, assessed, or collected by or under the authority of any federal, state, local, municipal foreign or other governmental or quasi-governmental authority or payable pursuant to any tax-sharing agreement or any other contract relating to the sharing or payment of any such tax, levy, assessment, tariff, duty, deficiency, or fee.

1.21 "Tax Return" shall mean a report, return or other information required to be supplied to or filed with a governmental entity with respect to any Taxes.

2. EXCHANGE OF SHARES; CLOSING.

2.1 Exchange of Shares. Subject to the terms and conditions of this Agreement, at the Closing the Sellers will transfer and assign to the Buyer, and the Buyer will receive from the Sellers, the Three Million Three Hundred Forty Thousand Two Hundred Eight (3,340,208) shares of the Company's no par value common stock described on Exhibit A (the "Shares") in exchange for One Million Seven Hundred Fourteen Thousand Two Hundred Eighty-Five (1,714,285) NEXIQ Shares (the "Purchase Price"). The Purchase Price Shall be allocated among the Sellers as described in Exhibit B.

2.2 Tax Structure of the Transaction. It is contemplated that the purchase of the Shares would be structured as a tax-free stock-for-stock reorganization under Section 368(a)(1)(B) of the Code.

2.3 The Closing. The closing of the sale and purchase of the Shares under this Agreement (the "Closing") shall take place at 10:00 a.m. Eastern Time on May 8, 2001 via teleconference and facsimile machine (with counterparts of original executed documents sent via overnight mail), or at such other time, date or place as may be mutually agreeable to the Sellers and the Buyer (the "Closing Date"). Immediately following the Closing, via overnight mail, the Sellers shall deliver to the Buyer the share certificates of the Company representing the Shares, duly executed for transfer to the Buyer (or accompanied by duly executed stock transfer powers). Within ten (10) business days after the Closing, the Buyer (or its agent for the transfer and issuance of stock) shall deliver to the Sellers NEXIQ share certificates for the number of NEXIQ Shares representing in total the Purchase Price. If, at the Closing, any of the conditions specified in Section 8 shall not have been fulfilled, the Buyer shall, at its election, be relieved of all of its obligations under this Agreement and will thereby waive all other rights it may have by reason of such failure or such non-fulfillment. If, at the Closing, any of the conditions specified in Section 9 shall not have been fulfilled, the Sellers shall, at their election, be relieved of all obligations under this Agreement, and will thereby waive all other rights they may have by reason of such failure or such non-fulfillment.

3. NEXIQ SHARES.

3.1 Transfer Restrictions. The NEXIQ Shares delivered to the Sellers shall bear a legend restricting the transfer of such shares in accordance with this Agreement and federal and state securities laws as follows:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY OTHER SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (I) UPON EFFECTIVE REGISTRATION OF THE SECURITIES UNDER THE ACT AND OTHER APPLICABLE SECURITIES LAWS COVERING SUCH SECURITIES, OR (II) UPON ACCEPTANCE BY THE

 COMPANY OF AN OPINION OF COUNSEL IN SUCH FORM AND BY SUCH COUNSEL, OR OTHER DOCUMENTATION, AS IS SATISFACTORY TO COUNSEL FOR THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

3.2 Demand Registrations.

3.2.1 At any time after twelve (12) months from the date of this Agreement, one or more Sellers holding at least fifty percent (50%) of the Registrable Securities may request the Buyer to register under the Securities Act all or any portion of the Registrable Securities held by such requesting Sellers in the manner specified in such request, and upon receipt of such request the Buyer shall promptly deliver notice of such request to all Sellers holding Registrable Securities who shall then have thirty (30) days to notify the Buyer in writing of their desire to be included in such registration. The Buyer will use its best efforts to expeditiously effect the registration of all Registrable Securities whose Sellers request participation in such registration under the Securities Act, but only to the extent provided for in the following provisions of this Agreement; provided, however, that the Buyer shall not be required to effect registration pursuant to a request under this Section 3.2 more than one (1) time for the Sellers of the Registrable Securities as a group, and may register the Registrable Securities on Form S-3 under the Securities Act, if available. Notwithstanding anything to the contrary contained herein, the right to demand registration under this Section 3.2 shall terminate after the effective date of a registration statement filed by the Buyer covering a firm commitment for an underwritten public offering in which the Sellers shall have been entitled to join and in which there shall have been effectively registered all Registrable Securities as to which registration shall have been requested.

3.2.2 Whenever a requested registration pursuant to Section 3.2.1 above is for an underwritten offering, only Registrable Securities which are to be included in the underwriting may be included in the registration, and, if the managing underwriter of such offering determines in good faith that the number of Registrable Securities so included which are to be sold by the Sellers of the Registrable Securities should be limited due to market conditions and/or the necessity of including in such underwriting or registration securities to be sold for the account of the Buyer, then the Buyer may reduce the number of securities to be included in such offering to a number deemed satisfactory by the managing underwriter, provided that the securities to be excluded shall be determined in the following order of priority: first; securities held by persons participating in such offering not having contractual, incidental or "piggyback" registration rights; and second, securities held by any person having contractual, incidental or "piggyback" registration rights subordinated and junior to the rights of the sellers of Registrable Securities; and third, securities held by any Seller participating in such registration pursuant to the exercise of demand registration rights pursuant to Section 3.2.1 above, as determined on a pro rata basis. Notwithstanding the foregoing, in the event that the underwriter or underwriters cut back the number of Registrable Securities required to be included by the Sellers in such demand registration by more than fifty percent (50%), then such registration will not be deemed to be a demand registration for purposes of this Section 3.2. Whenever a requested registration pursuant to Section 3.2.1 above is for an underwritten public offering, the Sellers of at least a majority of the Registrable Securities as to which registration has been requested may designate the managing underwriter(s) of such offering.

3.2.3 If at the time of any request to register Registrable Securities pursuant to Section 3.2.1 above the Buyer is preparing or within thirty (30) days thereafter commences to prepare a registration statement for a public offering (other than a registration effected solely to implement an employee benefit plan, a reorganization or merger or acquisition, or a transaction to which Rule 145 of the Commission is applicable) which in fact is filed and becomes effective within ninety (90) days after the request, or is engaged in any activity which, in the good faith determination of the Buyer's board of directors, would be adversely affected by the requested registration to the material detriment of the Buyer, then the Buyer may at its option direct that such request be delayed for a period not in excess of four (4) months from the effective date of such offering or the date of commencement of such other activity, as the case may be, such right to delay a request to be exercised by the Buyer not more than once in any one (1) year period. Nothing in this Section 3.2.3 shall preclude a seller of Registrable Securities from enjoying registration rights which it might otherwise possess under Section 3.3 hereof.

3.3 Piggyback Registrations. If the Buyer at any time proposes to register any of its securities under the Securities Act (including pursuant to a demand of any stockholder of the Buyer exercising registration rights) for sale to the public (except with respect to registration statements on Form S-4 or S-8 or another form not available for registering the Registrable Securities for sale to the public), each such time it will give written notice to all Sellers. Upon the written request of any of such Sellers of the Registrable Securities given within twenty (20) days after receipt by such Sellers of such notice, the Buyer will, subject to the limits contained in this Section 3.3, use its best efforts to cause all such Registrable Securities of said requesting Sellers to be registered under the Securities Act and qualified for sale under any state blue sky law, all to the extent requisite to permit such sale or other disposition by such Seller; provided, however, that if the Buyer is advised in writing in good faith by any managing underwriter of the Buyer's securities being offered in a public offering pursuant to such registration statement that the amount to be sold by sellers other than the Buyer (collectively, "Selling Stockholders") is greater than the amount which can be offered without adversely affecting the offering, the Buyer may reduce the amount offered for the accounts of Selling Stockholders (including sellers of shares of Registrable Securities) pursuant to a contractual, incidental "piggy back" right to include such securities in a registration statement to a number deemed satisfactory by such managing underwriter; provided further, that no reduction shall be made in the amount of Registrable Securities offered for the accounts of the Sellers unless such reduction is imposed pro rata with respect to (i) all securities whose sellers have a contractual, incidental "piggy back" right to include such securities in the registration statement as to which inclusion has been requested pursuant to such right and (ii) any executive officer of the Buyer; and provided further, that there is first excluded from such registration statement all shares of Common Stock sought to be included therein by (x) any seller thereof, other than any executive officer of the Buyer, not having any such contractual, incidental or "piggyback" registration rights and (y) any seller thereof having contractual, incidental registration rights subordinated and junior to the rights of the Sellers.

Notwithstanding the foregoing provisions, the Buyer may withdraw any registration statement referred to in this Section 3.3 without thereby incurring any liability to the Sellers.

3.4 Registration Procedures. If and whenever the Buyer is required by the provisions of this Agreement to use its best efforts to effect the registration of any of its securities under the Securities Act, the Buyer will, as expeditiously as possible:

3.4.1 prepare and file with the SEC a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective; provided, however, that notwithstanding any other provision of this Agreement, the Buyer shall not in any event be required to use its best efforts to maintain the effectiveness of any such registration statement for a period in excess of six (6) months;

3.4.2 prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Seller or Sellers of such securities shall desire to sell or otherwise dispose of the same, but only to the extent provided in this Agreement;

3.4.3 furnish to each Seller such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Seller may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Seller;

3.4.4 use every reasonable effort to register or qualify the securities covered by such registration statement under such other securities or state "blue sky" laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable such seller to consummate the public sale or other disposition in such jurisdictions of the securities owned by such Seller, except that the Buyer shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

3.4.5 promptly notify each Seller of the happening of any event which makes any statement made in any registration statement or related prospectus untrue or which requires the making of any changes in such registration statement or prospectus so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and the Buyer shall prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

3.4.6 before filing the registration statement or prospectus or amendments or supplements thereto, furnish to one counsel selected by the Sellers copies of such documents proposed to be filed which shall be subject to the reasonable review of such counsel;

3.4.7 furnish to each prospective Seller a signed counterpart, addressed to the prospective Seller, of (A) an opinion of counsel for the Buyer, dated the effective date of the registration statement, and (B) a "comfort" letter signed by the independent public accountants who have certified the Buyer's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' letter) with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of the Buyer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities, subject to any requirement by the accountants for representation letters from the selling sellers of Registrable Securities;

3.4.8 use its best efforts to list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Buyer is then listed;

3.4.9 notify the Sellers and the managing underwriter or underwriters, if any, promptly and confirm such advice in writing promptly thereafter:

3.4.9.1 when the registration statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective;

3.4.9.2 of any request by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information;

3.4.9.3 of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings by any Person for that purpose;

3.4.9.4 if at any time the representations and warranties of the Buyer made as contemplated by this Agreement cease to be true and correct; and

3.4.9.5 of the receipt by the Buyer of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose; and

3.4.10 enter into such agreements and take such other actions as Sellers of such Registrable Securities holding more than 50% of the shares so to be sold shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

3.5 Expenses. All expenses incurred in effecting the registrations provided for in Sections 3.1 and 3.2, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Buyer and fees for all of the Sellers, underwriting expenses (other than expenses, fees, commissions, discounts and transfer taxes relating to the Registrable Securities), expenses of any audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 3.4.8 hereof (all of such expenses referred to as "Registration Expenses"), shall be paid by the Buyer; provided, that if an offering pursuant to any registration commenced pursuant to Section 3.2 above is abandoned by the Sellers (other than by reason of adverse information pertaining to the Buyer's business affairs or financial position unknown to the Sellers prior to the commencement of such registration proceedings, or by reason of the underwriters cutting back the number of Registrable Securities by more than fifty percent (50%) in a demand registration as provided in Section 3.2.2, in which event the Buyer shall bear all Registration Expenses), such Sellers shall bear pro rata any costs incurred by the Buyer in conjunction with such registration. In either event, the number of registrations to which the Sellers are entitled pursuant to Section 3.2 shall not be reduced thereby.

3.6 Furnishing Information. It shall be a condition precedent to the obligations of the Buyer to take any action pursuant to Section 3.2 or 3.3 that the Sellers shall furnish to the Buyer such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

3.7 Indemnification.

3.7.1 The Buyer shall indemnify and hold harmless each of the Sellers, each underwriter (as defined in the Securities Act), and each other person who participates in the offering of such securities and each other person, if any, who controls (within the meaning of the Securities Act) such Seller, underwriter or participating person (individually and collectively the "Buyer Indemnified Person") against any losses, claims, damages or liabilities (collectively the "liability"), joint or several, to which such Buyer-Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. Except as otherwise provided in Section 3.5, the Buyer shall reimburse each such Buyer-Indemnified Person in connection with investigating or defending any such liability; provided, however, that the Buyer shall not be liable to any Buyer-Indemnified Person in any such case to the extent that any such liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary or final prospectus, or amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Buyer by such Buyer-Indemnified Person specifically for use therein; and provided further, that the Buyer shall not be required to indemnify any person against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any person to deliver a prospectus as required by the Securities Act regardless of any investigation made by or on behalf of such Buyer-Indemnified Person and shall survive transfer of such securities by such Seller.

3.7.2 Each Seller shall, by acceptance thereof, indemnify and hold harmless each other holder of any Registrable Securities, the Buyer, its directors and officers, each underwriter and each other person, if any, who controls the Buyer or such underwriter (individually and collectively the "Seller-Indemnified Person"), against any liability, joint or several, to which any such Seller-Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or actions in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which securities were registered under the Securities Act at the request of such Seller, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of (i) and (ii) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Buyer by such Seller specifically for use therein. Such Seller shall reimburse any Seller-Indemnified Person for any legal fees incurred in investigating or defending any such liability; provided, however, that such Seller's obligations hereunder shall be limited to an amount equal to the net proceeds to such Seller sold in any such registration; and provided further, that no Seller shall be required to indemnify any person against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any person to deliver a prospectus as required by the Securities Act.

3.7.3 Indemnification similar to that specified in Sections 3.7.1 and 3.7.2 above shall be given by the Buyer and each Seller (with such modifications as may be appropriate) with respect to any required registration or other qualification of the Registrable Securities under any federal or state law or regulation of governmental authority other than the Securities Act.

3.7.4 In the event the Buyer, any Seller or any other person receives a complaint, claim or other notice of any liability or action, giving rise to a claim for indemnification under Sections 3.7.1, 3.7.2 or 3.7.3 above, the person claiming indemnification under such paragraphs (the "Indemnified Person") shall promptly notify the person against whom indemnification is sought (the "Indemnifying Person") of such complaint, notice, claim or action, and such Indemnifying Person shall have the right to investigate and defend any such loss, claim, damage, liability or action. The Indemnified Person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Indemnifying Person, provided, however, that an Indemnified Person shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnifying Person, if (a) the Indemnifying Person fails promptly to defend or (b) representation of such Indemnified

Person by the counsel retained by the Indemnifying Person would be inappropriate due to actual or reasonably likely differing interests between such Indemnified Person and any other party presented by such counsel in such proceeding. In no event shall an Indemnifying Person be obligated to indemnify any Person for any settlement of any claim or action effected without the Indemnifying Person's prior written consent.

3.8 Rule 144 Reporting. With a view to making available to the Sellers the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Buyer shall:

3.8.1 Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act;

3.8.2 File with the SEC, in a timely manner, all reports and other documents required of the Buyer under the Securities Act and the Exchange Act;

3.8.3 So long as the Seller owns any Registrable Securities, furnish to such Seller forthwith upon request: a written statement by the Buyer as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Buyer; and such other reports and documents as the Seller may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLERS.

The Company and the Sellers, jointly and severally, covenant, warrant and represent to the Buyer as follows:

4.1 Corporate Organization; Good Standing. True, correct and complete copies of the Company's Certificate of Incorporation, as amended, or Articles of Incorporation, as the case may be and By-Laws of each of the Company and any Subsidiary, certified by an Officer of the Company, are attached as Exhibit 4.1. The Company:

4.1.1 is a corporation duly organized, validly existing and in good standing under the laws of the State of Iowa. Attached hereto as Schedule 4.1.1 of the Disclosure Schedules is a list of the Subsidiaries of the Company, if any, setting forth the authorized and issued capital stock and ownership interest of each of such Subsidiaries;

4.1.2 and each of its Subsidiaries has all requisite power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now conducted and to enter into and perform its obligations under this Agreement, and the transactions contemplated hereby; and

4.1.3 and each of its Subsidiaries, except as set forth on Schedule 4.1.3 of the Disclosure Schedules, has duly qualified and are authorized to do business and are in good standing as a foreign corporation in each jurisdiction where the nature and conduct of its business requires. Schedule 4.1.3 of the Disclosure Schedules sets forth each jurisdiction in which the Company is authorized to do business as a foreign corporation.

4.2 Capitalization. The authorized equity securities of the Company consist of Five Million (5,000,000) shares of common stock, no par value, of which Three Million Three Hundred Forty Thousand Two Hundred Eight (3,340,208) shares were issued and outstanding immediately prior to the Closing. Sellers are, and will be as of the Closing, the legal and beneficial owners of the Shares. All of the issued and outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth on Schedule 4.2 of the Disclosure Schedules, there are no contracts relating to the issuance, sale, or transfer of any equity securities or other securities of the Company. None of the outstanding equity securities or other securities of the Company was issued in violation of any state securities (or "Blue Sky") laws and/or regulations.

4.3 Title to Shares; Authority. Each of the Sellers have valid legal and beneficial title and interest in and to the portion of the Shares indicated as owned by such Seller in Exhibit A, respectively, free and clear of any and all liens, encumbrances, equities and claims, and have the full right, power and authority to sell, transfer and deliver such shares as provided in this Agreement, other than any restrictions imposed under the Company bylaws, the Shareholder Agreement by and among the Company and the Sellers or federal or state securities laws, and as are specifically listed on Schedule 4.3.

4.4 Books and Records. The books of account, minute books, stock record books, and other records of the Company, all of which have been made available to the Buyer, are complete and correct in all material respects and have been maintained in accordance with sound business practices. The minute books of the Company contain accurate and complete records in all material respects of all meetings held of, and corporate action taken by, the stockholders, the Board of Directors and committees of the Board of Directors of the Company, and no formal annual or special meeting of any such stockholders or Board of Directors, or committee has been held for which minutes have not been prepared and are not contained in the minute books. At the Closing, all of those books and records will be in the possession of the Company.

4.5 Legal, Valid and Binding Obligations. This Agreement and any other documents executed by or on behalf of the Sellers or the Company in connection with the transactions contemplated in this Agreement hereby or thereby each constitutes the legal, valid and binding obligation of the Sellers and the Company, enforceable in accordance with the respective terms hereof and thereof, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by equitable principles.

4.6 Contracts. Except as set forth on Schedule 4.6 of the Disclosure Schedules, each Seller is not a party to any contract or agreement affecting or relating to the Shares, other than the By Laws of the Company, or to any contract, arrangement or understanding with the Company or any Affiliate of the Company.

4.7 Title to Properties. The Company and any Subsidiary has good and marketable ownership, title and interest to its properties and assets reflected as owned by the Company or its Subsidiary on the Company's Financial Statements and/or Closing Date Balance Sheet (as defined in Section 4.17) or acquired by it since the date of the Closing Date Balance Sheet (other than properties and assets disposed of in the ordinary course of business since the Closing Date Balance Sheet), and all such properties and assets are free and clear of mortgages, pledges, security interests, liens, charges, claims, restrictions and other encumbrances (including without limitation, easements and licenses), except for those set forth on Schedule 4.7 of the Disclosure Schedules, liens for or current taxes not yet due and payable and minor imperfections of title, if any, not material in nature or amount and not materially detracting from the value or impairing the use of the property subject thereto or impairing the operations or proposed operations of the Company or any Subsidiary, including without limitation, the ability of the Company or any Subsidiary to secure financing using such properties and assets as collateral. To the Sellers' and the Company's knowledge, there are no condemnation, environmental, zoning or other land use regulation proceedings, either instituted or planned to be instituted, which would adversely affect the use or operation of either the Company's or any Subsidiary's properties and assets for their respective intended uses and purposes, or the value of such properties, and the Company and any Subsidiary have not received notice of any special assessment proceedings which would affect such properties and assets. The Company and any Subsidiary owns or has valid leases or licenses to use all tangible properties necessary to conduct its business substantially in the manner in which it is presently being conducted.

4.8 Patents, Trademarks, Etc. Set forth in Schedule 4.8 of the Disclosure Schedules, and incorporated herein, is a list of all domestic and foreign patents, patent rights, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights and software licenses, and all applications for such which are in the process of being prepared, owned by or registered in the name of the Company or any Subsidiary, or of which the Company or any Subsidiary is a licensor or licensee or in which the Company or any Subsidiary has any right. The Company and any Subsidiary owns or possesses adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, formulae, trade secrets, customer lists, software licenses and know how (collectively, "Intellectual Property") necessary to the conduct of its business as currently conducted, and no claim is pending or, to the knowledge of the Company, threatened to the effect that the operations of the Company or any Subsidiary infringe upon or conflict with the asserted rights of any other person under any Intellectual Property used, owned or licensed by the Company, and, to the Sellers' and Company's knowledge, there is no basis for any such claim (whether or not pending or threatened). To the knowledge of the Company, no claim is pending or threatened to the effect that any such Intellectual Property owned or licensed by the Company or any Subsidiary, or which the Company or any Subsidiary otherwise has the right to use, is invalid or unenforceable by the Company or any Subsidiary, and, to the Sellers' and the Company's knowledge, there is no basis for any such claim (whether or not pending or threatened). All prior art known to Griffin, Lash, Stahlberg and Dils (who are collectively referred to as the "Inventors") which may be or may have been, to the Inventors' knowledge, pertinent to the examination of any United States patent or patent application listed in Schedule 4.8 of the Disclosure Schedules has been cited to the United States Patent and Trademark Office.

4.9 Leasehold Interests. Each lease or agreement to which the Company is a party or under which it is a lessee of any property, real or personal, is a valid and existing agreement, duly authorized and entered into, without any default of the Company or any Subsidiary thereunder and, to the Sellers' and the Company's knowledge, without any default thereunder of any other party thereto. No event has occurred and is continuing which, with due notice or lapse of time or both, would constitute a default or event of default by the Company or any Subsidiary under any such lease or agreement or, to the Sellers' and the Company's knowledge, by any other party thereto. The Company's possession of such property has not been disturbed and, to the Sellers' and the Company's knowledge, no claim has been asserted against the Company or any Subsidiary adverse to its rights in such leasehold interests. Schedule 4.9 of the Disclosure Schedules sets forth all of such leases with summaries of rent, term and security deposits provisions.

4.10 Material Contracts. Schedule 4.10 of the Disclosure Schedules contains a list of all presently existing contracts, agreements and commitments (or group of related contracts, agreements and commitments with the same party) that includes a commitment and/or obligation equal to or exceeding Ten Thousand Dollars ($10,000) or which is otherwise material to the Company or any Subsidiary, to which the Company or any Subsidiary, as the case may be, is a party or by which it is bound (the "Contracts"). All such instruments are valid and enforceable in accordance with their terms and, to the knowledge of Sellers and the Company, the Company has complied with all the provisions of such Contracts and are not in default thereunder, and Sellers and the Company are not aware of any defaults by the other parties thereto, nor does any condition exist that with notice or lapse of time or both would constitute a default. Sellers have furnished to Buyer complete copies of such documents. Sellers have provided to Buyer a list of customer purchase orders to be filled after the Closing.

4.11 Loans and Advances. Except as set forth in Schedule 4.11 of the Disclosure Schedules, the Company does not have any outstanding loans or advances to any Person and is not obligated to make any such loans or advances, except, in each case, for advances to employees of the Company in respect of reimbursable business expenses anticipated to be incurred by them in connection with their performance of services for the Company in accordance with past practices and incurred during the ordinary course of business.

4.12 Assumptions, Guaranties, Etc. of Indebtedness of Other Persons. The Company has not assumed, guaranteed, endorsed or otherwise become directly or contingently liable on any indebtedness of any other Person (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor, or otherwise to assure the creditor against loss), except for guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business as set forth in Schedule 4.12 of the Disclosure Schedules.

4.13 Significant Customers and Suppliers. Set forth on Schedule 4.13 of the Disclosure Schedules, and incorporated herein, is a list of the twenty-five (25) largest customers of and suppliers to the Company and each supplier of the Company which accounted for in excess of Ten Thousand Dollars ($10,000) of sales to the Company during the fiscal years ended June 30, 1999 and June 30, 2000 and from July 1, 2000 through March 31, 2001, and the dollar volume of business with each such customer for the fiscal years ended June 30, 1999 and June 30, 2000 and from July 1, 2000 through March 31, 2001. No current customer or supplier, during the period covered by the Company's Financial Statements and Closing Date Balance Sheet or which has been significant to the Company thereafter, has terminated, materially reduced or, to the Sellers' or the Company's knowledge, threatened to terminate or materially reduce its purchases under existing contracts, purchase orders or provision of products or services to the Company, as the case may be.

4.14 Broker. Except as set forth on Schedule 4.14 of the Disclosure Schedules, Sellers and the Company have incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or other similar payment in connection with this Agreement or the transactions contemplated hereby.

4.15 Taxes. All tax returns required to be filed by the Company and any Subsidiary in any jurisdiction have been timely and accurately filed and all Taxes, assessments, fees and other governmental charges upon the Company and any Subsidiary or upon any of their properties, income or franchises, which are shown to be due and payable in such returns have been paid except for such taxes, assessments, fees and other governmental charges set forth on Schedule 4.15 of the Disclosure Schedules, and incorporated herein, the payment of which are being contested by the Company in good faith by appropriate proceedings and with respect to which the Company has set aside on its books reserves in accordance with GAAP. The Company and any Subsidiary has filed all required Tax Returns for all taxable years or periods which ended on or prior to the Closing Date, and, to the Sellers' and the Company's knowledge, all Federal and state tax liabilities of the Company for such years have been satisfied. The Company has not executed any waiver or waivers that would have the effect of extending the applicable statute of limitations in respect of tax liabilities. Except as set forth on Schedule 4.15 of the Disclosure Schedules, the Company and the Sellers do not know of any proposed additional tax assessment against the Company and its Subsidiaries for which provision has not been made on its accounts, and no controversy in respect of additional Federal or state taxes due is pending or, to the Sellers' and the Company's knowledge, threatened. Except as set forth on Schedule 4.15 of the Disclosure Schedules, the Company and the Sellers are not aware of any audit or challenge for any federal or state tax liability for any period by the Internal Revenue Service or any state taxing authority. The provisions for Taxes on the books of the Company are deemed adequate in all material respects by the Company. The Company has delivered to the Buyer true and correct copies of federal and state income tax returns for all years in which the statute of limitations has not expired.

4.16 Machinery and Equipment. Schedule 4.16 of the Disclosure Schedules sets forth a true, correct and complete list of all machinery and equipment having a fair market value of over Ten Thousand Dollars ($10,000) and any lease agreement, security interest or financing arrangement relating to same, as of the date hereof, which are used in or relate to the business of the Company and any Subsidiary and all lease agreements and financing agreements relating thereto and all agreements or instruments granting a security interest therein. All items of machinery, equipment and other tangible personal property used in the Company's and any Subsidiary's business have been maintained and repaired in the normal course of the Company's and any Subsidiary's business, ordinary wear and tear and obsolescence excepted.

4.17 Financial Statements and Records. The Sellers have delivered to the Buyer the Company's financial statements, including the notes thereto, for the years ending June 30, 1999 and June 30, 2000 (the "Company's Balance Sheet Date") audited by McGladrey & Pullen, LLP, copies of which are attached hereto as Exhibit 4.17 (collectively, the "Company's Financial Statements"). The Company's Financial Statements fairly present the financial position of the Seller as of the dates thereof and the results of operations for the periods covered thereby, and have been prepared in accordance with GAAP. The books and records of the Company fully and fairly reflect all of its transactions, properties, assets and liabilities in all material respects, except (i) liabilities that arise in the ordinary course of business after the applicable date of the Company Financial Statements, (ii) liabilities disclosed in Schedule 4.17; and/or (iii) liabilities arising in the ordinary course of business that are not required under GAAP to be reflected on the Company's Financial Statements. The Company's Financial Statements reflect all adjustments deemed necessary by the Company's auditors for a fair presentation of the financial information contained therein. The Sellers have delivered to the Buyer an internally prepared, unaudited and unreviewed balance sheet as of March 31, 2001, ("Closing Date Balance Sheet") attached hereto as Schedule 4.17 of the Disclosure Schedules. To the best of the Company's and the Sellers' knowledge, the Closing Date Balance Sheet fully and fairly reflect all of the Company's transactions, properties, assets and liabilities in all material respects, except (i) liabilities that arise in the ordinary course of business after the applicable date of the Closing Date Balance Sheet, or (ii) liabilities disclosed in Schedule 4.17.

4.18 No Undisclosed Liabilities. Except as expressly disclosed in Schedule 4.18 of the Disclosure Schedules, the Company and any Subsidiary has no liabilities or obligations of any nature, , except for liabilities or obligations reflected or reserved against in the Company's Financial Statements or Closing Date Balance Sheet and current liabilities incurred in the ordinary course of business since the Company's Balance Sheet Date, liabilities which do not have and could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and liabilities arising in the ordinary course of business that are not required under GAAP to be reflected in the Financial Statements.

4.19 Absence of Certain Changes and Events. Except as set forth in Schedule 4.19 of the Disclosure Schedules, since June 30, 2000, the Company and its Subsidiaries have conducted their business only in, and have not engaged in any material transaction other than according to, the ordinary and usual course of business in a manner consistent with its past practice, and, subject thereto, there have not been (i) any changes in the business, condition (financial or otherwise), results of operations of the Company or its Subsidiaries or any development or combination of developments of which the Company has knowledge that, individually or in the aggregate, have had or are reasonably likely to have a Material Adverse Effect; (ii) any material damage, destruction or other casualty loss with respect to any material asset or property owned, leased or otherwise used by the Company or its Subsidiaries, whether or not covered by insurance; (iii) any distribution of or with respect to the Shares; (iv) any material change by the Company in its accounting practices, principles or methods; or (v) any increase in the compensation, benefits or term of employment of officers or employees of the Company or its Subsidiaries (including any such increase pursuant to any bonus, pension, profit-sharing or other plan or commitment).

4.20 Insurance. The Company has continuously been insured since April of 1997 and is insured under various policies of fire, liability and other forms of insurance as set forth on Schedule 4.20 of the Disclosure Schedules (specifying the insurer, the policy number and the aggregate limit, if any, of the insurer's liability thereunder), which policies are in full force and effect, valid and enforceable in accordance with their terms and provide adequate insurance for the business of the Company and its assets and properties.

4.21 Accounts Receivable. All accounts receivable reflected in the Company's Financial Statements and all accounts receivable arising after the date thereof up to and including the date hereof (to the extent not heretofore or theretofore collected) arose from bona fide transactions in the ordinary course of business and will be fully collectible in the ordinary course of business without resort to litigation, except to the extent of any provision or reserve established with respect thereto in accordance with GAAP or as provided in Schedule 4.21.

4.22 Employee Benefit Plans.

4.22.1 Schedule 4.22 of the Disclosure Schedules sets forth each employee benefit plan which the Company currently sponsors or to which the Company contributes as well as each employee benefit plan which the Company, or any predecessor company, sponsored or to which the Company contributed since January 1, 1995. The Company and each of the Sellers are not, and have not been since January 1, 1995, an Affiliate of any other Person other than the Company Schedule 4.22 of the Disclosure Schedules also sets forth any obligation of the Company with respect to severance or separation benefits to any employee.

4.22.2 The Company (i) has satisfied all respective contribution obligations in respect of each employee benefit plan, and (ii) is and has at all times been in compliance in all material respects with all applicable provisions of the federal Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code, with respect to each such plan. No employee benefit plan or trust created thereunder has at any time incurred any accumulated funding deficiency (as such term is defined in Section 302 of ERISA), whether or not waived.

4.22.3 Neither the Company nor any employee benefit plan thereof, or any trust created thereunder or to the knowledge of Company or Sellers, any trustee or administrator thereof, has engaged in any prohibited transaction (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) that would subject any person to the penalty or tax on such transactions imposed by Section 502 of ERISA or 4975 of the Code. As used in this Section 4.23, the term "employee benefit plan" shall have the meaning specified in Section 3 of ERISA.

4.23 Environmental. To the knowledge of the Sellers or the Company, (i) the Company and its assets and business, and all real properties owned by the Company and/or at which the Company's assets or business are or have been operated (the "Properties"), are now and at all times have been, in material compliance with all Environmental Laws (as herein defined)

and Environmental Permits (as herein defined); (ii) except as set forth in Schedule 4.23 of the Disclosure Schedules, there is not now nor has there been any storage, handling, use, disposal or Release (as herein defined) of any Hazardous Materials (as herein defined) on, at, in or under any of the Properties and there are no Hazardous Materials within any structure on any of the Properties requiring remediation, decommissioning, decontamination, abatement or removal pursuant to Environmental Laws; (iii) there are no above or below ground tanks or reservoirs used or installed for the purpose of storage or containment of Hazardous Materials at, on or under any of the Properties; (iv) copies of all notices, notices of violation, citations, inquiries, information requests or demands and complaints which the Company or the Sellers have received respecting any alleged violation of or non-compliance with any Environmental Law or Environmental Permit are appended to Schedule 4.23 of the Disclosure Schedules, and all such violations and non-compliance alleged in such documents have been corrected by the Company to the satisfaction of the applicable governmental agency; (v) there are no Claims pending or threatened against the Sellers, the Company or the Company's assets or business or any of the Properties under Environmental Laws; (vi) the Company possesses all Environmental Permits which are required for the operation of its assets and business at the Properties as the same are currently being operated; (vii) all Environmental Permits issued to the Company are disclosed in Schedule 4.23 of the Disclosure Schedules, and the Sellers have delivered copies of all such Environmental Permits to Buyer; (viii) Seller and the Company shall take all necessary actions to have any Environmental Permits issued to the Sellers or the Company, which by their terms or by operation of law will expire or otherwise become ineffective on or before the Closing Date, renewed or reissued to the Company prior to the Closing Date so as to allow Buyer to continue the operation of the Company's assets and business without interruption after the Closing Date; (iv) Schedule 4.23 of the Disclosure Schedules sets forth all environmental studies, reports, audits, summaries, proposals, recommendations, work plans and field and laboratory data in Sellers' or the Company's possession, custody or control relating or referring to environmental conditions or the presence or Release of Hazardous Materials on, at, under or emanating from any of the Properties, including without limitation, with respect to any soil, surface water or groundwater contamination at any of the Properties and Sellers or the Company has delivered copies of such documents to Buyer. As used in this Agreement,

4.23.1 "Environmental Laws" means all federal, state, regional, county, and local statutes, ordinances, rules, regulations, policies, orders, decrees, guidances, directives, judgments, arbitration awards and common law, which pertain to public health and safety, damage to or protection of the environment, pollution or contamination of any type whatsoever and Releases of Hazardous Materials into the environment;

4.23.2 "Environmental Permits" means licenses, permits, registrations, authorizations, certificates, approvals, agreements and consents which are required under or are issued pursuant to Environmental Laws;

4.23.3 "Hazardous Materials" means any substance, materials or waste, whether solid, liquid or gaseous, and any pollutant or contaminant, that is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or hazardous, or that is defined, listed, regulated, controlled or limited by any Environmental Law or for which a standard is set by any Environmental Law; and

4.23.4 "Release" means any intentional or unintentional spilling, leaking, disposing, discharging, emitting, depositing, injecting, leaching, escaping, release, burial, pumping, pouring, emptying or dumping into the environment in violation of environmental laws in violation of Environmental Laws.

4.24 Litigation. Other than as set forth on Schedule 4.24 of the Disclosure Schedules, there is no litigation, or judicial or administrative actions or proceedings pending or, to the knowledge of Sellers or the Company, threatened against or relating to the Company or any Subsidiary, their respective properties or business, nor to the knowledge of Sellers or the Company is there any basis for any such action, or for any governmental investigation relative to the Company or any Subsidiary, their respective properties or business, which, either individually or in the aggregate, would have a Material Adverse Effect on the Company, or on the properties or operations of the Company's or any Subsidiary's business, or which might prevent or hinder the consummation of the transactions contemplated by this Agreement.

4.25 Compliance with Law. Without otherwise limiting in any way the other representations and warranties in this Section 4, the Company (a) has not been, to its knowledge, within the last five (5) years, and is not currently, in violation or default of any laws, ordinances, governmental rules or regulations, orders, judgments, decrees or rulings of any arbitration board, or governmental, regulatory or judicial authority to which it is subject, which violation or default could reasonably be expected to have a Material Adverse Effect and (b) has not failed, to its or the Sellers' knowledge to obtain any licenses, permits, franchises or other governmental authorizations for which the failure to obtain would have a Material Adverse Effect on the ownership of its properties or to the conduct of its business.

4.26 Governmental Consent. Except for federal and state securities laws and as provided in Schedule 4.26, no consent, approval or authorization of, or filing, registration or qualification with, any Person is necessary or required on the part of the Sellers in connection with the execution and delivery of this Agreement and the documents and transactions contemplated hereby to which the Sellers are parties, compliance with the terms hereof or thereof, or in connection with the offer, issue, sale or delivery of the Shares.

4.27 No Conflicts. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated by this Agreement conflicts or will conflict with or results or will result in a breach of the terms, conditions or provisions of, or constitute, or will on the Closing Date constitute, a default under, the Articles of Incorporation or the By-Laws of the Company or, except as set forth on Schedule 4.27 of the Disclosure Schedules, a material breach or violation of or default under or grounds for termination of, or an event which with the lapse of time or notice and the lapse of time could cause a default under or breach or violation of, or grounds for termination of, any note, indenture, mortgage, license, title retention agreement or any other agreement or instrument to which either the Company or any of the Sellers, is a party or by which the Company or any of its assets is bound, or would result in the creation of any lien, charge or other security interest or encumbrance upon any property or asset or right of the Company, or violate, require consent or filings under any existing law, order, rule regulation, writ, injunction or decree of any union or any government, governmental department, commission, board, bureau, agency, body or court, domestic or foreign, having jurisdiction over the Company or any of its properties. No governmental authorization, approval, order, license, permit, franchise or consent, and no registration, declaration or filing with any governmental authority is required, in connection with the execution, delivery and performance of this Agreement by the Company and Sellers.

4.28 Labor Matters. The Company has no union contracts with respect to any of its employees. The Company has not committed, and neither the Sellers, nor the Company has received any notice of or claim that the Company has committed any unfair labor practice under applicable federal or state law. The Company is and has been in compliance in all material respects with all applicable federal, state and local laws and regulations relating to employment and employment practices, including, but not limited to, the following, to the extent applicable to the Company: the Fair Labor Standards Act, Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, Americans with Disabilities Act, state and local human rights laws, WARN, the Rehabilitation Act of 1974, the Occupational Safety and Health Act, state workers' compensation laws, state disability laws, state unemployment laws, the Immigration Reform and Control Act of 1986, the Equal Pay Act and COBRA. To the knowledge of the Company and the Sellers, the Company has not engaged in any violation of the common law relating to employment and employment contracts, including, but not limited to, wrongful discharge, breach of employment contract, intentional infliction of emotional distress, defamation, negligent retention, negligent hiring or negligent supervision, and the information contained in the personnel records of any of the Company's employees is true and correct in all material respects and was not recorded in violation of any applicable employment laws. Except as set forth on Schedule 4.28 of the Disclosure Schedules, the Company and any Subsidiary have no employment contract or arrangement, written or verbal, with any of their respective employees.

4.29 Bank Accounts. Schedule 4.29 of the Disclosure Schedules sets forth (i) the name and location of each bank, trust company, securities or other broker or other financial institution with which the Company or any Subsidiary has an account, credit line or safe deposit box or vault or otherwise maintains relations, (ii) the names of all signatories thereto and persons authorized to draw thereon or to have access to any safe deposit box or vault, and (iii) the names of all persons authorized by proxies, powers of attorneys or other instruments to act on behalf of the Company or any Subsidiary on matters concerning its business or affairs.

4.30 Investor. Each Seller, alone or with the assistance of the financial advisor of his choice, is a sophisticated investor with sufficient knowledge and experience in investing in companies similar to the Buyer so as to be able to evaluate the risks and merits of its investment in the Buyer and that he is financially able to hold the shares of the Buyer to be acquired by him and to bear the risks thereof. Except as listed on Schedule 4.30 of the Disclosure Schedules, each Seller is an "accredited investor" as defined under Rule 501 under the Securities Act.

4.31 Certain Payments. No Company officer, director, agent, or employee, or any other person associated with or acting for or on behalf of the Company has directly or indirectly (a) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback, or other payment to any Person, private or public, regardless of form, whether in money, property or services (i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment for business secured, (iii) to obtain special concessions or for special concessions already obtained, for or in respect of the Company or any Subsidiary, or (iv) in violation of any law or regulation prohibiting such payments, (b) established or maintained any fund or asset that has not been recorded in the books or records of the Company.

4.32 Relationships with Related Persons. Except as disclosed in Schedule 4.32 of the Disclosure Schedules, neither any Seller or Affiliate of any Seller, nor the Company has, or since July 1, 1998 has, had any interest in any property (whether real, personal, or mixed and whether tangible or intangible), used in or pertaining to the Company's business. Except as disclosed in Schedule 4.32 of the Disclosure Schedules, neither any Seller or Affiliate of any Seller, nor the Company owns, or since July 1, 1998 has owned, (of record or as beneficial owner) an equity interest, or any other equity or financial or profit interest in, a Person that has (i) had business dealings or a material financial interest in any transaction with the Company, or (ii) engaged in competition with the Company with respect to any line of the products or services of the Company (a "Competing Business") in any market presently served by the Company. Except as disclosed in Schedule 4.32 of the Disclosure Schedules, neither any Seller nor, an Affiliate of any Seller is a party to any contract with, or has any claim or right against, the Company.

4.33 Reorganization Representations.

4.33.1 Prior to the Closing, the Sellers did not dispose of any Shares, or receive any distribution from the Company, in a manner that would cause the transaction to violate the continuity of shareholder interest requirement set forth in Treasury Regulation sec.;1.368-1(e) of the Code.

4.33.2 The Company operates at least one significant, historic business line, or owns at least a significant portion of its historic business assets, in each case within the meaning of Treasury Regulation sec.;1.368-1(d) of the Code.

4.34 Financial Projections; Business Plan. The financial projections heretofore supplied to Buyer, including, without limitation, the Company's Business Plan dated February 1, 2001, were prepared by the Company and the Sellers in good faith on the basis of assumptions which were reasonable when made and such financial projections are not intended to be projections or assurances of future performance to be relied upon.

The failure to cross-reference an exception to a particular representation or warranty which appropriately appears in a section of any of the Disclosure Schedules to another applicable section of any of the Disclosure Schedules shall not be deemed a failure to disclose such exception.

5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF BUYER.

The Buyer covenants, warrants and represents to Sellers as follows:

5.1 Corporate Organization; Good Standing. True, correct and complete copies of the Buyer's Articles of Incorporation, as amended, and By-Laws, certified by the Secretary of the Buyer, are attached as Exhibit 5.1. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of New Hampshire, with corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. Buyer is qualified to do business as a foreign corporation in each jurisdiction where such qualification is necessary to conduct its business, except where any failure to be so qualified would not have a Material Adverse Effect.

5.2 Capitalization. The authorized equity securities of the Buyer consist of Seventy-Five Million (75,000,000) shares of $.01 par value common stock and Twenty Million (20,000,000) shares of $.01 par value preferred stock. As of April 10, 2001 there were 7,894,238 shares of common stock of the Buyer issued and outstanding. Since April 10, 2001, there has been no material issuance of Common Stock of the Buyer and no issuance of preferred stock of the Buyer. All of the issued and outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth in Schedule 5.2 of the Disclosure Schedules, the Buyer has no contracts relating to the issuance, sale, or transfer of any equity securities or other securities of the Buyer. None of the outstanding equity securities or other securities of the Buyer was issued in violation of the Securities Act.

5.3 Title to Shares; Duly Authorized. The Buyer has the right to issue the NEXIQ Shares delivered to the Sellers on the Closing Date pursuant to Section 2.3. Such shares are duly authorized, all necessary corporate action has been taken to issue such shares to the Sellers and, when such shares are issued, they will be validly issued, fully paid, and non-assessable.

5.4 Legal, Valid and Binding Obligations; Authorized. This Agreement and any other documents executed by or on behalf of the Buyer in connection with the transactions contemplated hereby or thereby each constitutes the legal, valid and binding obligation of the Buyer or its Subsidiary, enforceable in accordance with the respective terms hereof and thereof, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by equitable principles. The execution, delivery and performance of this Agreement and the other documents contemplated hereby by the Buyer:

5.4.1 have been duly authorized by all necessary corporate action and do not require any stockholder approval, or approval or consent of any trustee or holders of any indebtedness or obligations of the Buyer except such as have been duly obtained; and

5.4.2 are within the corporate powers of the Buyer.

5.5 No Conflicts. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated by this Agreement conflicts or will conflict with or results or will result in a breach of the terms, conditions or provisions of, or constitute, or will on the Closing Date constitute, a default under, the Articles of Incorporation or the By-Laws of the Buyer or its Subsidiary or, except as set forth on Schedule 5.5 of the Disclosure Schedules, a material breach or violation of or default under or grounds for termination of, or an event which with the lapse of time or notice and the lapse of time could cause a default under or breach or violation of, or grounds for termination of, any note, indenture, mortgage, license, title retention agreement or any other agreement or instrument to which the Buyer, is a party or by which the Buyer or any of its assets is bound, or would result in the creation of any lien, charge or other security interest or encumbrance upon any property or asset or right of the Buyer, or violate, require consent or filings under any existing law, order, rule regulation, writ, injunction or decree of any union or any government, governmental department, commission, board, bureau, agency, body or court, domestic or foreign, having jurisdiction over the Buyer or any of its properties. Except as set forth on Schedule 5.5 of the Disclosure Schedules, no third party consent, or governmental authorization, approval, order, license, permit, franchise or, and no registration, declaration or filing with any governmental authority is required, in connection with the execution, delivery and performance of this Agreement by the Buyer.

5.6 Certain Proceedings. There is no pending action, arbitration, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative, investigative, or informal) commenced, brought, conducted, or heard by or before, or otherwise involving, any federal, state, local or foreign governmental or quasi-governmental body or arbitrator involving the Buyer or its Subsidiary and that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, this Agreement or any of the transactions contemplated herein. To Buyer's knowledge, no such action, arbitration, audit, hearing, investigation, litigation, or suit has been threatened.

5.7 No Undisclosed Liabilities. The Buyer has no liabilities or obligations of any nature, whether known or unknown and whether absolute, accrued, contingent, or otherwise which do not have and could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, except for liabilities or obligations reflected or reserved against in Buyer's most recent Form 10-Q filed with the Securities and Exchange Commission (the "Form 10-Q") and current liabilities incurred in the ordinary course of business since the period ending date of such Form 10-Q.

5.8 Absence of Changes and Events. Since the period ending date of the Form 10-Q, except as set forth in Schedule 5.8 of the Disclosure Schedules, the Buyer and its Subsidiaries have conducted their business only in, and have not engaged in any transaction other than according to, the ordinary and usual course of such business in a manner consistent with its past practice, and there have not been (i) any changes in the business, condition (financial or otherwise), or results of operations of the Buyer of which the Buyer has knowledge that, individually or in the aggregate, have had or are reasonably likely to have a Material Adverse Effect; (ii) any material damage, destruction or other casualty loss with respect to any material asset or property owned, leased or otherwise used by the Buyer, whether or not covered by insurance; or (iii) any distribution of or with respect to the NEXIQ Shares; (iv) any material change by the Buyer in its accounting practices, principles or methods.

5.9 Broker. Buyer has incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or other similar payment in connection with this Agreement.

5.10 Governmental Consent. Except for federal and state securities laws, no consent, approval or authorization of, or filing, registration or qualification with, any Person is necessary or required on the part of the Buyer in connection with the execution and delivery of this Agreement and the other documents and transactions contemplated hereby to which the Buyer is a party, compliance with the terms hereof or thereof, or in connection with the offer, issue, sale or delivery of the NEXIQ Shares.

5.11 Shares not Registered. Buyer understands and acknowledges that the Shares are not registered under the Securities Act or qualified under applicable blue sky laws, on the grounds that the sale of securities contemplated by this Agreement are exempt from registration under the Securities Act and exempt from qualifications available under applicable blue sky laws. Buyer acknowledges and understands that the Shares must be held indefinitely unless the Shares are subsequently registered under the Securities Act and qualified under applicable blue sky laws or an exemption from such registration and such qualification is available.

5.12 SEC Reports: Financial Statements. NEXIQ has filed all required forms, reports, registration statements and documents with the SEC, since December 31, 1998 (collectively, the "SEC Reports"), each of which, as of its respective date, complied in all material respects with all applicable requirements of the Securities Act and the Securities Exchange Act. As of their respective dates, none of the SEC Reports, including, without limitation, any financial statements or schedules included therein, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements of NEXIQ and its subsidiaries included in its Annual Report on Form 10-K for the years ended September 26, 1999 and September 24, 2000, and the unaudited consolidated interim financial statements included in its Quarterly Report on Form 10-Q for its quarter ended March 25, 2001, fairly present in conformity with GAAP applied on a consistent basis, the consolidated financial position of NEXIQ and its subsidiaries as of the dates thereof and its consolidated statements of operations, shareholders' equity, and cash flows for the periods then ended.

5.13 Reorganization Representations.

5.13.1 Buyer will not issue any consideration to the Sellers for the sale of the Shares other than voting stock of the Buyer and will not assume any liabilities of Sellers as part of this transaction.

5.13.2 It is the present intention of the Buyer to continue at least one significant historic business line of the Company, or to use at least a significant portion of the Company's historic business assets in a business, in each case within the meaning of Treasury Regulation sec.;1.368-1(d) of the Code.

5.13.3 The Buyer does not have any plan or intention to:

5.13.3.1 purchase, redeem or otherwise reacquire, directly or indirectly, any of the Shares issued in connection with this transaction;

5.13.3.2 liquidate the Company;

5.13.3.3 merge the Company into another corporation other than another wholly owned subsidiary of the Buyer;

5.13.3.4 cause the Company to sell or otherwise dispose of a substantial portion of its assets, except for dispositions made in the ordinary course of business; or

5.13.3.5 sell or otherwise dispose of the Company stock acquired in this transaction.

5.14 Acquisition for Investment; Investor. The Buyer is acquiring the Shares for its own account, for investment purposes and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act. The Buyer is an accredited investor as defined under Rule 501 of the Securities Act.

5.15 [Intentionally Left Blank]

The failure to cross-reference an exception to a particular representation or warranty which appropriately appears in a section of any of the Disclosure Schedules to another applicable section of any of the Disclosure Schedules shall not be deemed a failure to disclose such exception.

6. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; NON-WAIVER.

All representations and warranties shall survive the Closing for eighteen (18) months regardless of any investigation or lack of investigation by any of the parties hereto, except for the Sellers' representations and warranties with respect to Taxes, environmental matters, and employee benefit plans which shall survive for the period of the applicable statute of limitations, and except for Fraud, the Sellers' representations and warranties with respect to title made in Section 4.3 and the Buyer's representations and warranties with respect to title made in Section 5.3 which shall survive forever. The failure in any one or more instances of a party to insist upon performance of any of the terms, covenants or conditions of this Agreement, to exercise any right or privilege in this Agreement conferred, or the waiver by said party of any breach of any of the terms, covenants or conditions of this Agreement, shall not be construed as a subsequent waiver of any such terms, covenants, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver has occurred. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

7. LIMITATION OF LIABILITY.

Notwithstanding anything to the contrary in this Agreement, the maximum liability of the Sellers and of the Buyer under this Agreement or for Claims asserted by Buyer or the Sellers for any other circumstances or legal theory, including, but not limited to, Claims for (i) any inaccuracy in or breach of any representation or warranty made by the Sellers to the Buyer, or Buyer to the Sellers herein, or (ii) the breach by Sellers or Buyer of, or failure of Sellers or Buyer to comply with, any of the covenants or obligations under this Agreement to be performed by the Sellers or Buyer, as the case may be, shall be limited in the aggregate to Five Hundred Thousand Dollars ($500,000) in the case of the Buyer, and in the case of the Sellers, each Seller's Allocable Portion (the Seller's "Allocable Portion shall be determined by the percentage ownership of the Shares each Seller owned prior to the Closing as described in Exhibit A) of $500,000, except, however, that the liability of the Sellers resulting from Fraud or a breach of Sellers' representations and warranties made with respect to title in Section 4.3 shall be limited to the Allocable Portion of the Purchase Price received by each Seller; provided, however, that in no event shall Sellers be liable to Buyer for individual Claims of less than Ten Thousand Dollars ($10,000); and provided further that in no event shall Sellers be liable to Buyer in any respect or in any amount until the value of all Claims equals or exceeds Thirty Thousand Dollars ($30,000), in which event Sellers (subject to the minimum Claim requirement above) shall be liable for the entire amount of such Claims.

8. CLOSING CONDITIONS OF BUYER.

The Buyer's obligation to purchase and pay for the Shares to be delivered to Buyer at the Closing shall be subject to the following conditions precedent:

8.1 Delivery of Shares. Sellers shall deliver, or cause to be delivered, to Buyer certificates representing the Shares, duly endorsed (or accompanied by duly executed stock transfer powers).

8.2 Articles of Incorporation and Certificates of Good Standing. Sellers shall deliver to Buyer at Closing:

8.2.1 a certified copy of the Company's Articles of Incorporation, as amended, issued by the Secretary of State of the State of Iowa;

8.2.2 a Certificate of Good Standing / Legal Existence of the Company issued by the Secretary of State of the State of Iowa;

8.2.3 the current Bylaws of the Company and any Subsidiary; and

8.2.4 Termination of the existing services agreement by and between the Company and the Buyer.

8.3 Closing Certificate. Sellers shall deliver to Buyer a certificate executed by Sellers representing and warranting to Buyer that each of the Sellers' representations and warranties in this Agreement was accurate in all respects as of the date of this Agreement and is accurate in all respects as of the Closing Date as if made on the Closing Date.

8.4 Employment Agreements.

8.4.1 James C. Griffin, Jr., shall have terminated his existing employment agreement with the Company and executed an employment agreement with the Company in a form substantially similar to attached Exhibit 8.4.1.

8.4.2 William J. Callahan shall have terminated his existing employment agreement with the Company and executed an employment agreement with the Company in a form substantially similar to attached Exhibit 8.4.2.

8.4.3 Hass Machlab shall have terminated his existing employment agreement with the Company and executed an employment agreement with the Company in a form substantially similar to attached Exhibit 8.4.3.

8.4.4 Ron Stahlberg shall have terminated his existing employment agreement with the Company and executed an employment agreement with the Company in a form substantially similar to attached Exhibit 8.4.4.

8.4.5 Brian Payne shall have terminated his existing employment agreement with the Company and executed an employment agreement with the Company in a form substantially similar to attached Exhibit 8.4.5.

8.4.6 Each of the employees listed on Exhibit 8.4.6 shall have executed an Amendment to their employment agreements with the Company in form substantially similar as attached Exhibit 8.4.6.

8.5 Legal Opinions. At Closing, the Buyer shall have received from Simmons, Perrine, Albright & Ellwood, P.L.C., counsel to the Company in this transaction, its opinion dated the Closing Date, in form and substance reasonably satisfactory to the Buyer and its counsel, McLane, Graf, Raulerson & Middleton, Professional Association, and covering such matters as the Buyer and such counsel may require.

8.6 Certificate of the Secretary. The Sellers shall deliver to the Buyer at Closing a certificate of the Company's corporate secretary, in a form reasonably acceptable to Buyer and their counsel, certifying as to the Company's articles of incorporation, bylaws, capitalization, and the incumbency of officers.

8.7 Third Party Consents. Sellers deliver to Buyer such third party consents as are required because of the change in ownership and control of the Company and to consummate the transactions contemplated hereunder.

8.8 Shareholders Agreement. Sellers shall deliver to Buyer a termination of the Shareholders Agreement dated as of June 8, 1999 (the "Shareholder Agreement") by and among the Company and the Sellers.

8.9 Motorola Waiver of Rights of First Refusal.

8.10 [Intentionally Left Blank.]

8.11 Assignment of Patent from James Griffin, et al., to the Company.

8.12 Company Board approval recognizing and approving the Plan of Reorganization as embodied in this Agreement.

9. CLOSING CONDITIONS OF SELLERS.

The Sellers' obligations to sell and transfer the Shares to be delivered to Buyer at the Closing shall be subject to the following conditions precedent:

9.1 Buyer shall deliver to Sellers:

9.1.1 Certificates representing such number of duly authorized and validly issued NEXIQ Shares as provided in Section 3.1.

9.2 Articles of Incorporation and Certificates of Good Standing. Buyer shall deliver to Sellers at Closing:

9.2.1 a certified copy of the Buyer's Articles of Incorporation, as amended, issued by the Secretary of State of the State of New Hampshire;

9.2.2 a Certificate of Good Standing / Legal Existence of the Buyer issued by the Secretary of State of the State of New Hampshire; and

9.2.3 the current Bylaws of the Buyer.

9.3 Closing Certificate. Buyer shall deliver to Sellers a certificate executed by a duly authorized officer of the Buyer representing and warranting to Sellers that each of the Buyer's representations and warranties in this Agreement is accurate in all respects as of the Closing Date as if made on the Closing Date.

9.4 Legal Opinions. At Closing, the Sellers shall have received from McLane, Graf, Raulerson & Middleton Professional Association, counsel to Buyer in this transaction, its opinion dated the Closing Date, in form and substance reasonably satisfactory to the Company and their counsel, Simmons, Perrine, Albright & Ellwood, P.L.C., and covering such matters as the Sellers and such counsel may require.

9.5 Certificate of the Secretary. The Buyer shall deliver to the Sellers at Closing a certificate of the Buyer's corporate secretary, in a form reasonably acceptable to Sellers and its counsel, certifying as to the Buyer's articles of incorporation, bylaws, capitalization, and the incumbency of officers.

9.6 Resolutions. The Buyer shall deliver to the Sellers at Closing certified resolutions of the Buyer's board of directors approving this Agreement and the transactions contemplated hereby.

9.7 Employment Agreements.

9.7.1 James C. Griffin, Jr., shall have terminated his existing employment agreement with the Company and executed an employment agreement with the Company in a form substantially similar to attached Exhibit 8.4.1.

9.7.2 William J. Callahan shall have terminated his existing employment agreement with the Company and executed an employment agreement with the Company in a form substantially similar to attached Exhibit 8.4.2.

9.7.3 Hass Machlab shall have terminated his existing employment agreement with the Company and executed an employment agreement with the Company in a form substantially similar to attached Exhibit 8.4.3.

9.7.4 Ron Stahlberg shall have terminated his existing employment agreement with the Company and executed an employment agreement with the Company in a form substantially similar to attached Exhibit 8.4.4.

9.7.5 Brian Payne shall have terminated his existing employment agreement with the Company and executed an employment agreement with the Company in a form substantially similar to attached Exhibit 8.4.5.

9.7.6 Each of the employees listed on Exhibit 8.4.6 shall have executed an Amendment to their employment agreements with the Company in form substantially similar as attached Exhibit 8.4.6.

10. POST-CLOSING COVENANTS.

10.1 Post-Closing Cooperation. The Buyer and Sellers agree that following the Closing, each shall execute and deliver such documents, instruments, certificates, notices or other further assurances as counsel of the requesting party shall reasonably deem necessary or desirable to complete consummation of this Agreement and the transactions contemplated hereby.

10.2 Delivery of Shares. Within ten (10) business days after the Closing, the Buyer (or its agent for the transfer and issuance of stock) shall deliver to the Sellers such number of duly authorized and validly issued NEXIQ Shares as provided in Section 3.1.

10.3 Severance Obligation. Buyer agrees that if any employee of the Company is terminated, other than for cause, during the twelve (12) month period following the Closing, then any such employee shall be entitled, at a minimum, to the severance benefits the Buyer provides to its similarly situated employees consistent with the Buyer's past business practices taking into consideration, among other things, the position of such employee and the length of employment.

10.4 Tax Matters Cooperation. The Sellers shall cooperate fully with the Company in connection with its filing of tax returns required to be filed by the Company in any jurisdiction and with any audit, litigation or other proceeding with respect to Taxes related to the operation of the Company prior to Closing. The Buyer shall cooperate fully with the Sellers in connection with any audit, litigation or other proceeding with respect to Taxes related to the operation of the Company prior to Closing. Such cooperation shall include the retention and (upon the other party's request) the provision of records and information which are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The Sellers agree to provide Buyer with any tax returns required to be filed for periods prior to the Closing Date within a reasonable time prior to filing.

10.5 Company Business Plan. Buyer shall use its best efforts to operate the Company in accordance with the Company's Business Plan dated February 1, 2001, with such Business Plan providing for the funding to market, distribute and further promote the sale, license and distribution of the Company's current IVIS product.

10.6 DSI Offices. For a minimum of twelve (12) months following Closing, Buyer shall use its best efforts to maintain the Company's current operations in its current location in Coralville, Iowa in substantially the same form as at Closing.

11. INDEMNIFICATION.

11.1 Sellers' Indemnification Obligations.

11.1.1 Subject to the limitation in Section 7, from and after the Closing, each Seller shall indemnify, save and keep Buyer and its successors and assigns (each a "Buyer Indemnitee" and collectively, the "Buyer Indemnities") harmless against and from such Seller's Allocable Portion of all Claims sustained or incurred by any Buyer Indemnitee, as a result of or arising out of or by virtue of (i) any inaccuracy in or breach of any representation or warranty made by the Sellers to the Buyer herein or in any closing document delivered to the Buyer in connection therewith; or (ii) the breach by Sellers of, or failure of Sellers to comply with, any of the covenants or obligations under this Agreement to be performed by the Sellers.

11.1.2 Buyer Indemnities shall be entitled to make claims for indemnification for a period of eighteen (18) months following the Closing Date, except for claims for indemnification with respect to the Sellers' representations and warranties with respect to Taxes, and employee benefit plans which Buyer Indemnities shall be entitled to make for a period equal to the unexpired term of the applicable statute of limitations plus thirty (30) days, except for environmental matters which Buyer Indemnities shall be entitled to make for a period of six (6) years, and except for claims for indemnification with respect to the Sellers' representations and warranties with respect to title made in Section 4.3 and Fraud which the Buyer Indemnities shall be entitled to make forever.

11.2 Buyer's Indemnification Obligations.

11.2.1 Subject to the limitations in Section 7, from and after the Closing, Buyer shall indemnify, save and keep each Seller and its successors and assigns (each a "Seller Indemnitee" and collectively, the "Seller Indemnities") harmless against and from all Claims sustained or incurred by any Seller Indemnitee, as a result of or arising out of or by virtue of (i) any inaccuracy in or breach of any representation or warranty made by the Buyer to each Seller herein or in any closing document delivered to the Sellers in connection therewith; or (ii) the breach by Buyer of, or failure of Buyer to comply with, any of the covenants or obligations under this Agreement to be performed by the Buyer.

11.2.2 Seller Indemnities shall be entitled to make claims for indemnification for a period of eighteen (18) months following the Closing Date, except for claims for indemnification with respect to the Buyer's representations and warranties with respect to title made in Section 5.3 and Fraud which the Seller Indemnities shall be entitled to make forever.

11.3 Indemnification Procedures. The procedure set forth below shall be followed with respect to every claim for indemnification by any Buyer Indemnities or Seller Indemnities under Sections 11.1 or 11.2:

11.3.1 Notice. The party seeking indemnification (the "Indemnified Party") shall give to the party from whom indemnification is sought (the "Indemnifying Party") written notice of any Claims for which indemnity may be sought under either Section 11.1 or 11.2, promptly but in any event within thirty (30) calendar days after the Indemnified Party receives notice thereof; provided, however, that failure by the Indemnified Party to give such notice shall not relieve the Indemnifying Party from any liability it shall otherwise have pursuant to this Agreement except to the extent that the Indemnifying Party is actually prejudiced by such failure. Such notice shall set forth in reasonable detail the basis for such potential Claims and shall be given in accordance with Section 12.1 below. The indemnification period provided for herein shall be tolled for a particular claim for a period beginning on the date that the Indemnified Party receives written notice of such Claims until the final resolution of the claim.

11.3.2 Defense and Control of Third Party Claims. The Indemnifying Party shall have the right, at its option, to be represented by counsel of its choice and to assume the defense or otherwise control the handling of any third party Claims for which indemnity is sought by notifying the Indemnified Party in writing to such effect with ten (10) days of receipt of such notice. If the Indemnifying Party does not give timely notice in accordance with the preceding sentence, or abandons the defense of such Claims, the Indemnifying Party shall be deemed to have given notice that it does not wish to control the handling of such third party Claims for which indemnity is sought. In the event the Indemnifying Party elects (by written notice within such ten (10) day period) to assume the defense of or otherwise control the handling of any such third party Claims for which indemnity is sought, the Indemnified Party shall cooperate, at the expense of the Indemnifying Party, and the Indemnifying Party shall indemnify and hold harmless the

Indemnified Party from and against all Claims suffered therefrom, notwithstanding the fact that the Indemnifying Party may not have been so liable to the Indemnified Party had it not elected to assume the defense of or to otherwise control the handling of such third party Claims. If the Indemnifying Party notifies the Indemnified Party that the Indemnifying Party elects to defend such third party Claims, but reserves the right to dispute its indemnification obligation, then the Indemnified Party may elect, at its option, may retain counsel, as an indemnifiable expense, to defend such third party Claims and assume the defense or otherwise control the handling of such third party Claims. In the event that the Indemnifying Party does not assume the defense or otherwise control the handling of third party Claims for which the Indemnified Party is entitled to indemnification hereunder, the Indemnified Party may retain counsel, as an indemnifiable expense, to defend such third party Claims. Any such expense shall be borne by the Indemnifying Party and the Indemnified Party shall have final authority with respect to any such matter. In any event, the Indemnified Party and the Indemnifying Party each may participate, at its own expense, in the defense of such third party Claim. If the Indemnifying Party chooses to defend any claim, the Indemnified Party shall make available to the Indemnifying Party any personnel or any books, records or other documents within its control that are reasonably necessary or appropriate for such defense, subject to the receipt of appropriate confidentiality agreements.

11.3.3 Cooperation. The parties shall cooperate in the defense of any third party Claims and shall make available all books and records which are relevant in connection with such third party Claims. The Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to any matter which does not include a provision whereby the plaintiff or claimant in the matter releases the Indemnified Party from all liability with respect thereto, without the written consent of the Indemnified Party, which consent shall not be unreasonably withheld.

12. MISCELLANEOUS.

12.1 Notice. All notices, requests, consents or other communications to be sent or given under this Agreement shall be in writing and shall be delivered by hand, overnight courier, certified mail or electronic facsimile, in each case with written confirmation of receipt. Notice to any party shall be deemed received on the day of delivery if delivered, with confirmation of receipt, by electronic facsimile, by courier or by hand during normal business hours, and the following day if delivered after normal business hours. Delivery of all notices shall be made to the following persons at the address provided or such other person or address as a party shall designate by written instrument provided to the other parties:

[Remainder of Page Intentionally Left Blank]

If to Buyer: John R. Allard, Chair NEXIQ Technologies, Inc. 1155 Elm Street Manchester, NH 03101 Facsimile: 603-627-3150	With a copy to:

William V.A. Zorn, Esq.

McLane, Graf, Raulerson & Middleton

Professional Association

P.O. Box 326

Manchester, New Hampshire 03105-0326

overnight delivery address:

900 Elm Street

Manchester, New Hampshire 03101
Facsimile: 603-625-5650

If to Sellers: James C. Griffin Diversified Software Industries, Inc. 4702 Chandler Court Iowa City, IA 52245 Facsimile: 319/545-5315	With a copy to: Kathleen A. Kleiman Simmons, Perrine, Albright & Ellwood, P.L.C. 115 3rd Street S.E., Suite 1200 Cedar Rapids, IA 52401-1266 Facsimile: 319/366-0570

12.2 Entire Agreement. This Agreement constitutes the entire Agreement among the parties hereto with respect to the subject matter hereto and supersedes all prior correspondence, conversations and negotiations.

12.3 Interpretation Guidelines. In this Agreement: the use of any gender shall include all genders; the singular number shall include the plural and the plural the singular as the context may require; whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms; the words "include," "including," and "such as" shall each be construed as if followed by the phrases "without being limited to"; the words "herein," "hereof," "hereunder" and words of similar import shall be construed to refer to this Agreement as a whole and not to any particular Section hereof unless expressly so stated; the section headings herein are for convenience of reference only and shall not affect in any way the interpretation of any of the provisions hereof.

12.4 No Presumption Against Drafter. Each of the parties hereto has participated in the negotiation and drafting of this Agreement. In the event that there arises any ambiguity or question of intent or interpretation with respect to this Agreement, this Agreement shall be construed as if drafted jointly by all of the parties hereto and no presumptions or burdens of proof shall arise favoring any party by virtue of the authorship of any of the provisions of this Agreement.

12.5 Expenses. Except as otherwise provided herein, each party hereto shall bear all fees and expenses incurred by such party in connection with, relating to or arising out of the negotiation, preparation, execution, delivery and performance of this Agreement and the consummation of the transaction contemplated hereby, including, without limitation, attorneys', accountants' and other professional fees and expenses.

12.6 Publicity; Confidentiality. Each Seller agrees to submit to the Buyer for approval prior to its release any advertising, press releases or other publicity relating to this Agreement and the transactions contemplated thereby, which approval shall not be unreasonably withheld, subject to SEC disclosure requirements. This Agreement and all Schedules and Exhibits hereto, and all information exchanged by the parties in connection with this Agreement will be maintained by the Sellers as pursuant to the confidentiality provisions of the Nondisclosure Agreement executed by the Buyer and the Company, attached hereto and fully incorporated herein as Exhibit 12.6. No press release or other publicity relating to this Agreement shall be made without the prior written consent of Buyer and the material participation in the discussions relating to such press release or publicity by Jim Griffin.

12.7 Assignment. Neither party may assign or otherwise transfer this Agreement or any of its rights or obligations hereunder to any third party without the prior without the prior written consent of the other parties, except for (i) an assignment in connection with the consolidation or reorganization of the Company with, or merger into, any other corporation, or the sale by the Buyer of all or substantially all of its assets or the assets of the Company; or (ii) an assignment by Buyer to an Affiliate or Subsidiary; provided that any such assignee shall have agreed in writing to assume the obligations of the assignor, to be bound by the terms of this Agreement, and to provide the other parties hereto with copies of such assumptions. If a party assigns this Agreement or any right created hereby without such an exception and without the prior written consent of the other parties, as the case may be, the assignment shall be null and void.

12.8 Counterparts; Facsimile Execution. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original instrument and all of which together shall constitute a single document. Signatures and other longhand notations transmitted by electronic facsimile shall be deemed to be original for purposes of the construction and enforcement of this Agreement.

12.9 Modification. No modification of this Agreement shall be valid unless such modification is in writing and signed by Buyer and the Seller or Sellers to be bound by such modification.

12.10 Waiver. No waiver of any provision of this Agreement shall be valid unless in writing and signed by the person or party against whom charged.

12.11 Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions of this Agreement, and this Agreement shall be construed as if the invalid or unenforceable provision was omitted.

12.12 Governing Law and Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New Hampshire, without regard to conflict of laws principles. The parties, to the extent that they can legally do so, hereby consent to service of process, and to be sued, in the State of New Hampshire and consent to the jurisdiction of the courts of the State of New Hampshire and the United States District Court for the District of New Hampshire, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of any of their obligations hereunder or with respect to the transactions contemplated hereby, and expressly waive any and all objections they may have to venue in such courts.

[Remainder of Page Intentionally Left Blank]

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have set their hands, duly authorized where applicable, as of the date and year first above written.

WITNESS:	SELLERS:
Motorola, Inc.
_________________________	By: __________________________________
Its:
_________________________	______________________________________
James C. Griffin, Jr.
_________________________	______________________________________
Robert Hering
_________________________	______________________________________
Dan Marquardt
_________________________	______________________________________
Hass Machlab
_________________________	______________________________________
William J. Callahan
_________________________	______________________________________
Ronald E. Stahlberg
_________________________	______________________________________
Gregory A. Dils
_________________________	______________________________________
Mark G. Brown

STOCK PURCHASE AGREEMENT

SIGNATURE PAGE

________________________	______________________________________
J. Jay Lash
WITNESS:	BUYER:
NEXIQ Technologies, Inc.
_________________________	By:____________________________________
John R. Allard, Chair
COMPANY:
_________________________	_______________________________________
James C. Griffin, Jr., President and CEO

Exhibit 10.25

SIDE AMENDMENT TO STOCK PURCHASE AGREEMENT

THIS SIDE AMENDMENT TO STOCK PURCHASE AGREEMENT (this "Amendment"), dated as of May 11, 2001, is entered into by and among NEXIQ Technologies, Inc., ("NEXIQ") a New Hampshire corporation (NEXIQ shall also be referred to as the "Buyer"), and Motorola, Inc. ("Motorola"), a Delaware corporation with an address of 6501 William Cannon Drive, West Austin, TX 78735; James C. Griffin, Jr. ("Griffin") who resides at 4702 Chandler Ct., Iowa City, IA 52245, Robert Hering ("Hering") who resides at 918 Bluffwood Drive, Iowa City, IA 52245; Dan Marquardt ("Marquardt") who resides at 2020 Diamond Ridge Road SE, Cedar Rapids, Iowa 52403; Hass Machlab ("Machlab") who resides at 2680 Glenn Hollow Court, Coralville, IA 52241; William J. Callahan ("Callahan") who resides at 620 Northwood Street, Iowa City, IA 52245; Ronald E. Stahlberg ("Stahlberg") who resides at 1616 5th St., #2, Coralville, IA 2241; Gregory A. Dils ("Dils") who resides at 352 Oriole Court, Tiffin, IA 52340; Mark G. Brown ("Brown") who resides at 1914 Bristol Drive, Iowa City, Iowa 52245; and J. Jay Lash ("Lash") who resides at 905 East 4th Street, Vinton, IA 52349 (Motorola, Griffin, Hering, Marquardt, Machlab, Callahan, Stahlberg, Dils, Brown and Lash are each a "Seller" and collectively referred to as the "Sellers"), and Diversified Software Industries, Inc. (the "Company"), an Iowa corporation.

RECITALS:

WHEREAS, the Parties have executed a certain Stock Purchase Agreement (the "Purchase Agreement") dated as of May 8, 2001;

WHEREAS, the Parties now desire to make certain modifications, amendments and changes to the Purchase Agreement and to fully incorporate those modifications, amendments, and changes into the Purchase Agreement;

WHEREAS, the Parties intend to remain fully and legally bound by and to the terms of the Purchase Agreement as modified hereby;

NOW THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment and in the Purchase Agreement, the Parties hereto, intending to be legally bound, agree as follows:

1. This Amendment is not and shall not be deemed a prior correspondence, conversation or negotiation for the purposes of Section 12.2 of the Purchase Agreement, but rather it is and shall be deemed to be a written modification pursuant to Section 12.9 of the Purchase Agreement.

2. The Purchase Agreement is modified, amended and changed as shown below in Section 3 and this Amendment is hereby incorporated into and made a part of the Purchase Agreement.

3. The parties agree to the following amendments to the Purchase Agreement:

3.1 Introductory Paragraph. The first line of the introductory paragraph of the Purchase Agreement shall be amended by deleting the reference to "8th" in the first line thereto and inserting "11th" in lieu thereof.

3.2 Section 1.10 of the Purchase Agreement. Section 1.10 of the Purchase Agreement is hereby amended by deleting the definition of "Knowledge" and inserting in lieu thereof the following definition:

"1.10 Knowledge." The phrase "to the Buyer's knowledge" and phrases with similar language or effect shall mean the actual knowledge of a member of the Board of Directors of the Buyer or an executive officer of the Buyer. The phrases "to Seller's knowledge," "known by the Sellers" and phrases with similar language or effect shall mean the actual knowledge of any of the Sellers other than Motorola and with respect to Motorola shall mean the actual knowledge of any of the Board of Directors of the Company who are also employees of Motorola. The phrases "to Company's knowledge," "known by the Company" and phrases with similar language or effect shall mean the actual knowledge of a member of the Company's Board of Directors or an executive officer of the Company."

3.3 Section 2.3 of the Purchase Agreement. Section 2.3 of the Purchase Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

"2.3 The Closing. The closing of the sale and purchase of the Shares under this Agreement (the "Closing") shall take place at 10:00 a.m. Eastern Time on May 11, 2001 via teleconference and facsimile machine (with counterparts of original executed documents sent via overnight mail), or at such other time, date or place as may be mutually agreeable to the Sellers and the Buyer (the "Closing Date"). Immediately following the Closing, via overnight mail, the Sellers shall deliver to the Buyer the share certificates of the Company representing the Shares, duly executed for transfer to the Buyer (or accompanied by duly executed stock transfer powers). No longer than ten (10) business days after the Closing, but using its best efforts, the Buyer (or its agent for the transfer and issuance of stock) shall deliver to the Sellers as soon as practicable after the Closing NEXIQ share certificates for the number of NEXIQ Shares representing in total the Purchase Price. If, at the Closing, any of the conditions specified in Section 8 shall not have been fulfilled, the Buyer shall, at its election, be relieved of all of its obligations under this Agreement and will thereby waive all other rights it may have by reason of such failure or such non-fulfillment. If, at the Closing, any of the conditions specified in Section 9 shall not have been fulfilled, the Sellers shall, at their election, be relieved of all obligations under this Agreement, and will thereby waive all other rights they may have by reason of such failure or such non-fulfillment."

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3.4 Section 3.2.1 of the Purchase Agreement. Section 3.2.1 of the Purchase Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

"3.2.1 At any time after twelve (12) months from the date of this Agreement, one or more Sellers holding at least fifty percent (50%) of the Registrable Securities may request the Buyer to register under the Securities Act all or any portion of the Registrable Securities held by such requesting Sellers in the manner specified in such request, and upon receipt of such request the Buyer shall promptly deliver notice of such request to all Sellers holding Registrable Securities who shall then have thirty (30) days to notify the Buyer in writing of their desire to be included in such registration. The Buyer will use its best efforts to expeditiously effect the registration of all Registrable Securities whose Sellers request participation in such registration under the Securities Act, but only to the extent provided for in the following provisions of this Agreement; provided, however, that the Buyer shall not be required to effect registration pursuant to a request under this Section 3.2 more than one (1) time for the Sellers of the Registrable Securities as a group, and may register the Registrable Securities on Form S-3 under the Securities Act, if available; provided further, however, that a demand for registration pursuant to Section 3.2 shall not count as a registration permitted pursuant to Section 3.2 if either (a) the registration statement filed with respect to such registration is not declared effective by the SEC, or (b) the Sellers requesting registration of Registrable Securities pursuant to Section 3.2 do not register and sell at least 80% of the Registrable Securities they have requested be registered in such registration due to the Company's failure to keep the registration statement effective and to ensure that the prospectus included therein continues to satisfy the requirements of Section 10 of the Securities Act for the period provided in Section 3.4.1. Notwithstanding anything to the contrary contained herein, the right to demand registration under this Section 3.2 shall terminate after the effective date of a registration statement filed by the Buyer covering a firm commitment for an underwritten public offering in which the Sellers shall have been entitled to join and in which there shall have been effectively registered all Registrable Securities as to which registration shall have been requested."

3.5 Section 3.2.2 of the Purchase Agreement. Section 3.2.2 of the Purchase Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

"3.2.2 Whenever a requested registration pursuant to Section 3.2.1 above is for an underwritten public offering, only Registrable Securities which are to be included in the underwriting may be included in the registration, and, if the managing underwriter of such public offering determines in good faith that the number of Registrable Securities so included which are to be sold by the Sellers of the Registrable Securities should be limited due to market conditions and/or the necessity of including in such underwriting or registration securities to be sold for the account of the Buyer, then the Buyer may reduce the number of securities to be included in such offering to a number deemed satisfactory by the managing underwriter, provided that the securities to be excluded shall be determined in the following order: first;

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securities held by persons participating in such offering not having contractual, incidental or "piggyback" registration rights; and second, securities held by any person having contractual, incidental or "piggyback" registration rights subordinated and junior to the rights of the sellers of Registrable Securities; and third, securities held by any Seller participating in such registration pursuant to the exercise of demand registration rights pursuant to Section 3.2.1 above, as determined on a pro rata basis. Notwithstanding the foregoing, in the event that the underwriter or underwriters cut back the number of Registrable Securities required to be included by the Sellers in such demand registration by more than fifty percent (50%), then such registration will not be deemed to be a demand registration for purposes of this Section 3.2. Whenever a requested registration pursuant to Section 3.2.1 above is for an underwritten public offering, the Sellers of at least a majority of the Registrable Securities as to which registration has been requested may designate the managing underwriter(s) of such offering."

3.6 Section 3.2.3 of the Purchase Agreement. Section 3.2.3 of the Purchase Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

"3.2.3 If at the time of any request to register Registrable Securities pursuant to Section 3.2.1 above the Buyer is preparing or within thirty (30) days thereafter commences to prepare a registration statement for a public offering (other than a registration effected solely to implement an employee benefit plan, a reorganization or merger or acquisition, or a transaction to which Rule 145 of the Commission is applicable) which in fact is filed and becomes effective within ninety (90) days after the request, or is engaged in any activity which, in the good faith determination of the Buyer's board of directors, would be adversely affected by the requested registration to the material detriment of the Buyer, then the Buyer may at its option direct that such request be delayed for a period during which such filing would be materially detrimental, provided that the Buyer may not delay the filing for a period in excess of four (4) months from the effective date of such offering or the date of commencement of such other activity, as the case may be, such right to delay a request to be exercised by the Buyer not more than once in any twelve (12) month period. Nothing in this Section 3.2.3 shall preclude a seller of Registrable Securities from enjoying registration rights which it might otherwise possess under Section 3.3 hereof."

3.7 Section 3.3 of the Purchase Agreement. Section 3.3 of the Purchase Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

"3.3 Piggyback Registrations. If the Buyer at any time proposes to register any of its securities under the Securities Act (including pursuant to a demand of any stockholder of the Buyer exercising registration rights) for sale to the public

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(except with respect to registration statements on Form S-4 or S-8 or another form not available for registering the Registrable Securities for sale to the public), each such time it will give at least 20 days' advance written notice to all Sellers. Upon the written request of any of such Sellers of the Registrable Securities given within twenty (20) days after receipt by such Sellers of such notice, the Buyer will, subject to the limits contained in this Section 3.3, use its best efforts to cause all such Registrable Securities of said requesting Sellers to be registered under the Securities Act and qualified for sale under any state blue sky law, all to the extent requisite to permit such sale or other disposition by such Seller; provided, however, that if the Buyer is advised in writing in good faith by any managing underwriter of the Buyer's securities being offered in a public offering pursuant to such registration statement that the amount to be sold by sellers other than the Buyer (collectively, "Selling Stockholders") is greater than the amount which can be marketed without materially and adversely affecting such offering, the Buyer may reduce the amount offered for the accounts of Selling Stockholders (including sellers of shares of Registrable Securities) pursuant to a contractual, incidental "piggy back" right to include such securities in a registration statement to a number deemed satisfactory by such managing underwriter; provided further, that no reduction shall be made in the amount of Registrable Securities offered for the accounts of the Sellers unless such reduction is imposed pro rata with respect to (i) all securities whose sellers have a contractual, incidental "piggy back" right to include such securities in the registration statement as to which inclusion has been requested pursuant to such right and (ii) any executive officer of the Buyer; and provided further, that there is first excluded from such registration statement all shares of Common Stock sought to be included therein by (x) any seller thereof, other than any executive officer of the Buyer, not having any such contractual, incidental or "piggyback" registration rights and (y) any seller thereof having contractual, incidental registration rights subordinated and junior to the rights of the Sellers."

3.8 Section 3.4.1 of the Purchase Agreement. Section 3.4.1 of the Purchase Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

"3.4.1 prepare and file with the SEC a registration statement with respect to such securities and use its best efforts to cause such registration statement to become effective within 90 days of filing and remain effective and, if the Commission issues a stop order suspending the effectiveness of the registration statement, use its best efforts to cause such stop order to be withdrawn promptly; provided, however, that notwithstanding any other provision of this Agreement, the Buyer shall not in any event be required to use its best efforts to maintain the effectiveness of any such registration statement for a period in excess of six (6) months;"

3.9 Section 3.4.2 of the Purchase Agreement. Section 3.4.2 of the Purchase Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

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"3.4.2 prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Seller or Sellers of such securities shall desire to sell or otherwise dispose of the same in accordance with the intended methods of disposition set forth in the Registration Statement;"

3.10 Section 3.4.3 of the Purchase Agreement. Section 3.4.3 of the Purchase Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

"3.4.3 (a) furnish to each Seller such number of copies of such Registration Statement, amendments or supplements thereto, and the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Seller may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Seller;

(b ) provide a transfer agent and registrar for all Registrable Securities sold under the registration not later than the effective date of the registration statement;"

3.11 Section 3.4.5 of the Purchase Agreement. Section 3.4.5 of the Purchase Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

"3.4.5 promptly notify each Seller of the happening of any event which makes any statement made in any registration statement, supplement or amendment or related prospectus untrue or which requires the making of any changes in such registration statement or prospectus so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and the Buyer shall promptly prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;"

3.12 Section 3.4.6 of the Purchase Agreement. Section 3.4.6 of the Purchase Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

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"3.4.6 before filing the registration statement or prospectus or amendments or supplements thereto, furnish to one counsel selected by the Sellers copies of all such documents proposed to be filed which shall be subject to the reasonable approval of such counsel;"

3.13 Section 3.4.8 of the Purchase Agreement. Section 3.4.8 of the Purchase Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

"3.4.8 use its best efforts to list the Registrable Securities covered by such registration statement with any securities exchange or to be qualified and eligible for trading in any automated quotation system, if any on which the Common Stock of the Buyer is then listed;"

3.14 Section 3.4.10 of the Purchase Agreement. Section 3.4.10 of the Purchase Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

"3.4.10 enter into such agreements and take such other actions as Sellers of such Registrable Securities holding more than 50% of the shares so to be sold or underwriters, if any, shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities."

3.15 Section 3.5 of the Purchase Agreement. Section 3.5 of the Purchase Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

"3.5 Expenses. All expenses incurred in effecting the registrations provided for in Sections 3.1 and 3.2, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Buyer and fees for all of the Sellers, underwriting expenses (other than expenses, fees, commissions, discounts and transfer taxes relating to the Registrable Securities), expenses of any audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 3.4.8 hereof (all of such expenses referred to as "Registration Expenses"), shall be paid by the Buyer; provided, that if an offering pursuant to any registration commenced pursuant to Section 3.2 above is abandoned by the Sellers more frequently than one (1) time in any twelve (12) month period (other than by reason of adverse information pertaining to the Buyer's business affairs or financial position unknown to the Sellers prior to the commencement of such registration proceedings, or by reason of the underwriters cutting back the number of Registrable Securities by more than fifty percent (50%) in a demand registration as provided in Section 3.2.2, in which event the Buyer shall bear all Registration Expenses), such Sellers shall bear pro rata any costs incurred by the Buyer in conjunction with such registration. In either event, the number of registrations to which the Sellers are entitled pursuant to Section 3.2 shall not be reduced thereby."

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3.16 Section 3.7.1 of the Purchase Agreement. Section 3.7.1 of the Purchase Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

"3.7.1 The Buyer shall indemnify and hold harmless each of the Sellers, each underwriter (as defined in the Securities Act), and each other person who participates in the offering of such securities and each other person, if any, who controls (within the meaning of the Securities Act) such Seller, underwriter or participating person (individually and collectively the "Buyer Indemnified Person") against any losses, claims, damages or liabilities (collectively the "liability"), joint or several, to which such Buyer-Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. The Buyer shall reimburse each such Buyer-Indemnified Person in connection with investigating or defending any such liability; provided, however, that the Buyer shall not be liable to any Buyer-Indemnified Person in any such case to the extent that any such liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary or final prospectus, or amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Buyer by such Buyer-Indemnified Person specifically for use therein; and provided further, that the Buyer shall not be required to indemnify any person against any liability which arises out of the failure of any person to deliver a prospectus as required by the Securities Act regardless of any investigation made by or on behalf of such Buyer-Indemnified Person and shall survive transfer of such securities by such Seller."

3.17 Section 3.7.2 of the Purchase Agreement. Section 3.7.2 of the Purchase Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

"3.7.2 Each Seller shall, by acceptance thereof, indemnify and hold harmless each other holder of any Registrable Securities, the Buyer, its directors and officers, each underwriter and each other person, if any, who controls the Buyer or such underwriter (individually and collectively the "Seller-Indemnified Person"), against any liability, joint or several, to which any such Seller-Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or actions in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which securities were registered under the Securities Act at the request of such Seller, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state

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therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of (i) and (ii) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Buyer by such indemnifying Seller specifically for use therein. Such Seller shall reimburse any Seller-Indemnified Person for any legal fees incurred in investigating or defending any such liability; provided, however, that such Seller's obligations hereunder shall be limited to an amount equal to the net proceeds to such Seller of Registrable Securities sold in any such registration; and provided further, that no Seller shall be required to indemnify any person against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any person to deliver a prospectus as required by the Securities Act."

3.18 Section 3.8.1 of the Purchase Agreement. Section 3.8.1 of the Purchase Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

"3.8.1 Make in a timely manner and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act;"

3.19 Section 4.17 of the Purchase Agreement. Section 4.17 of the Purchase Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

"4.17 Financial Statements and Records. The Company has delivered to the Buyer the Company's financial statements, including the notes thereto, for the years ending June 30, 1999 and June 30, 2000 (the "Company's Balance Sheet Date") audited by McGladrey & Pullen, LLP, copies of which are attached hereto as Exhibit 4.17 (collectively, the "Company's Financial Statements"). The Company's Financial Statements fairly present the financial position of the Company as of the dates thereof and the results of operations for the periods covered thereby, and have been prepared in accordance with GAAP. The books and records of the Company fully and fairly reflect all of its transactions, properties, assets and liabilities in all material respects, except (i) liabilities that arise in the ordinary course of business after the applicable date of the Company Financial Statements, (ii) liabilities disclosed in Schedule 4.17; and/or (iii) liabilities arising in the ordinary course of business that are not required under GAAP to be reflected on the Company's Financial Statements. The Company's Financial Statements reflect all adjustments deemed necessary by the Company's auditors for a fair

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presentation of the financial information contained therein. The Company has delivered to the Buyer an internally prepared, unaudited and unreviewed balance sheet as of March 31, 2001, ("Closing Date Balance Sheet") attached hereto as Schedule 4.17 of the Disclosure Schedules. To the best of the Company's and the Sellers' knowledge, the Closing Date Balance Sheet fully and fairly reflect all of the Company's transactions, properties, assets and liabilities in all material respects, except (i) liabilities that arise in the ordinary course of business after the applicable date of the Closing Date Balance Sheet, or (ii) liabilities disclosed in Schedule 4.17."

3.20 Section 4.22.1 of the Purchase Agreement. Section 4.22.1 of the Purchase Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

"4.22.1 Schedule 4.22 of the Disclosure Schedules sets forth each employee benefit plan which the Company currently sponsors or to which the Company contributes as well as each employee benefit plan which the Company, or any predecessor company, sponsored or to which the Company contributed since January 1, 1995. The Company and each of the Sellers other than Motorola are not, and have has not been since January 1, 1995, an Affiliate of any other Person other than the Company. Schedule 4.22 of the Disclosure Schedules also sets forth any obligation of the Company with respect to severance or separation benefits to any employee."

3.21 Section 4.32 of the Purchase Agreement. Section 4.32 of the Purchase Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

"4.32 Relationships with Related Persons. Except as disclosed in Schedule 4.32 of the Disclosure Schedules, neither any Seller or Affiliate of any Seller (other than with respect to Motorola), nor the Company has, or since July 1, 1998 has, had any interest in any property (whether real, personal, or mixed and whether tangible or intangible), used in or pertaining to the Company's business. Except as disclosed in Schedule 4.32 of the Disclosure Schedules, neither any Seller or Affiliate of any Seller (other than with respect to Motorola), nor the Company owns, or since July 1, 1998 has owned, (of record or as beneficial owner) an equity interest, or any other equity or financial or profit interest in, a Person that has (i) had business dealings or a material financial interest in any transaction with the Company, or (ii) engaged in competition with the Company with respect to any line of the products or services of the Company (a "Competing Business") in any market presently served by the Company. Except as disclosed in Schedule 4.32 of the Disclosure Schedules, neither any Seller nor, an Affiliate of any Seller (other than with respect to Motorola) is a party to any contract with, or has any claim or right against, the Company."

3.22 Section 4.34 of the Purchase Agreement. Section 4.34 of the Purchase Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

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"4.34 Financial Projections; Business Plan. The financial projections heretofore supplied to Buyer, including, without limitation, the Company's Business Plan dated February 1, 2001, were prepared by the Company and the Sellers (other than Motorola) in good faith on the basis of assumptions which were reasonable when made and such financial projections are not intended to be projections or assurances of future performance to be relied upon."

3.23 Section 5.4 of the Purchase Agreement. The first paragraph of Section 5.4 of the Purchase Agreement is hereby amended by deleting such paragraph in its entirety and inserting in lieu thereof the following:

"5.4 Legal, Valid and Binding Obligations; Authorized. This Agreement and any other documents executed by or on behalf of the Buyer in connection with the transactions contemplated hereby or thereby each constitutes the legal, valid and binding obligation of the Buyer or its Subsidiary, enforceable in accordance with the respective terms hereof and thereof, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by equitable principles. The execution, delivery and performance of this Agreement and the other documents contemplated hereby by the Buyer, and the 1,000,000 nonstatutory stock options that will be granted to Griffin, Callahan, Lash, Dils, Brown, Stahlberg and Machlab, and the "replacement" nonstatutory stock options that will be granted to the Company's existing option holders upon the termination of Company's existing options pursuant to the Buyer's 2001 Nonstatutory Stock Incentive Plan (collectively, the "New Options") each granted in connection with and as a condition of each recipient executing a new or amended employment agreement with the Company:"

3.24 Section 5.5 of the Purchase Agreement. Section 5.5 of the Purchase Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

"5.5 No Conflicts. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated by this Agreement nor the grant of the New Options conflicts or will conflict with or results or will result in a breach of the terms, conditions or provisions of, or constitute, or will on the Closing Date constitute, a default under, the Articles of Incorporation or the By-Laws of the Buyer or its Subsidiary or, except as set forth on Schedule 5.5 of the Disclosure Schedules, a material breach or violation of or default under or grounds for termination of, or an event which with the lapse of time or notice and the lapse of time could cause a default under or breach or violation of, or grounds for termination of, any note, indenture, mortgage, license, title retention agreement or any other agreement or instrument to which the Buyer, is a party or by which the Buyer or any of its assets is bound, or would result in the creation of any lien, charge or other security interest or encumbrance upon any property or asset or right of the Buyer, or violate, require consent or filings under any existing law, order, rule regulation, writ, injunction or decree of any union or any government,

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governmental department, commission, board, bureau, agency, body or court, domestic or foreign, having jurisdiction over the Buyer or any of its properties. Except as set forth on Schedule 5.5 of the Disclosure Schedules, no third party consent, or governmental authorization, approval, order, license, permit, franchise or, and no registration, declaration or filing with any governmental authority is required, in connection with the execution, delivery and performance of this Agreement or the grant of the New Options by the Buyer."

3.25 Section 7 of the Purchase Agreement. Section 7 of the Purchase Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

"Notwithstanding anything to the contrary in this Agreement, the maximum liability of the Sellers and of the Buyer under this Agreement or for Claims asserted by Buyer or the Sellers for any other circumstances or legal theory, including, but not limited to, Claims for (i) any inaccuracy in or breach of any representation or warranty made by the Sellers to the Buyer, or Buyer to the Sellers herein or (ii) the breach by Sellers or Buyer of, or failure of Sellers or Buyer to comply with, any of the covenants or obligations under this Agreement to be performed by the Sellers or Buyer, as the case may be, shall be limited in the aggregate to Five Hundred Thousand Dollars ($500,000) in the case of the Buyer, and in the case of the Sellers, each Seller's Allocable Portion (the Seller's "Allocable Portion shall be determined by the percentage ownership of the Shares each Seller owned prior to the Closing as described in Exhibit A) of $500,000, except, however, that the liability of each Seller resulting from Fraud or a breach of such Seller's representations and warranties made with respect to title in Section 4.3 shall be several and not joint and shall be limited to the Allocable Portion of the Purchase Price received by such Seller; provided, however, that in no event shall Sellers be liable to Buyer for individual Claims of less than Ten Thousand Dollars ($10,000); and provided further that in no event shall Sellers be liable to Buyer in any respect or in any amount until the value of all Claims equals or exceeds Thirty Thousand Dollars ($30,000), in which event Sellers (subject to the minimum Claim requirement above) shall be liable for the entire amount of such Claims up to the maximum amount referred to in this Section 7."

3.26 Section 10.4 of the Purchase Agreement. Section 10.4 of the Purchase Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

"10.4 Tax Matters Cooperation. The Sellers shall reasonably cooperate with the Company in connection with its filing of tax returns required to be filed by the Company in any jurisdiction and with any audit, litigation or other proceeding with respect to Taxes related to the operation of the Company prior to Closing. The Buyer shall reasonably cooperate with the Sellers in connection with any audit, litigation or other proceeding with respect to Taxes related to the operation of the Company prior to Closing. Such cooperation shall include the retention and (upon the other party's reasonable request) the

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provision of records and information which are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The Sellers agree to provide Buyer with any tax returns required to be filed for periods prior to the Closing Date within a reasonable time prior to filing."

3.27 Section 12.1 of the Purchase Agreement. Section 12.1 of the Purchase Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

"12.1 Notice. All notices, requests, consents or other communications to be sent or given under this Agreement shall be in writing and shall be delivered by hand, overnight courier, certified mail or electronic facsimile, in each case with written confirmation of receipt. Notice to any party shall be deemed received on the day of delivery if delivered, with confirmation of receipt, by electronic facsimile, by courier or by hand during normal business hours, and the following day if delivered after normal business hours. Delivery of all notices shall be made to the following persons at the address provided or such other person or address as a party shall designate by written instrument provided to the other parties:

If to Buyer: John R. Allard, Chair NEXIQ Technologies, Inc. 1155 Elm Street Manchester, NH 03101 Facsimile: 603-627-3150	With a copy to:

William V.A. Zorn, Esq.

McLane, Graf, Raulerson & Middleton

Professional Association

P.O. Box 326

Manchester, NH 03105-0326

overnight delivery address:

900 Elm Street

Manchester, NH 03101

Facsimile: 603-625-5650

If to Sellers (other than Motorola): James C. Griffin Diversified Software Industries, Inc. 4702 Chandler Court Iowa City, IA 52245 Facsimile: 319-545-5315	With a copy to: Kathleen A. Kleiman Simmons, Perrine, Albright & Ellwood, P.L.C. 115 3rd Street S.E., Suite 1200 Cedar Rapids, IA 52401-1266 Facsimile: 319-366-0570

To Motorola: Motorola, Inc. 1303 E. Algonquin Road Schaumburg, IL 60196 Attention: General Counsel Facsimile: 847-576-3628	With a copy to: Winston & Strawn 35 West Wacker Drive Chicago, IL 60601 Attention: Oscar A. David Facsimile: 312-558-5700"

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3.28 Section 12.6 of the Purchase Agreement. Section 12.6 of the Purchase Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following

"12.6 Publicity; Confidentiality. Each Seller agrees to submit to the Buyer for approval prior to its release any advertising, press releases or other publicity relating to this Agreement and the transactions contemplated thereby, which approval shall not be unreasonably withheld, subject to SEC disclosure requirements. This Agreement and all Schedules and Exhibits hereto, and all information exchanged by the parties in connection with this Agreement will be maintained by such Seller with respect to all such information received by such Seller from Buyer pursuant to the confidentiality provisions of the Nondisclosure Agreement executed by the Buyer and the Company, attached hereto and fully incorporated herein as Exhibit 12.6. No press release or other publicity relating to this Agreement shall be made without the prior written consent of Buyer and the material participation in the discussions relating to such press release or publicity by Jim Griffin and Motorola if Motorola will be mentioned in such press release or other publicity"

4. All terms and provisions of the Purchase Agreement not modified, amended or changed by this Amendment shall remain in full force and effect.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have set their hands, duly authorized where applicable, as of the date and year first above written.

WITNESS:	SELLERS:
Motorola:
________________________	By: _________________________
Its:
_______________________	_____________________________
James C. Griffin, Jr.
________________________	_____________________________
Robert Hering
________________________	_____________________________
Dan Marquardt
________________________	_____________________________
Hass Machlab
________________________	_____________________________
William J. Callahan
________________________	_____________________________
Ronald E. Stahlberg
________________________	_____________________________
Gregory A. Dils
________________________	_____________________________
Mark G. Brown

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________________________	_____________________________
J. Jay Lash
WITNESS:	BUYER:
NEXIQ Technologies, Inc.
________________________	_____________________________
By: John R. Allard, Chair
COMPANY:
________________________	_____________________________
James C. Griffin, Jr., President and CEO

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